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                                                                 EXHIBIT 10.45

                                TABLE OF CONTENTS

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                                                                                Page


ARTICLE I
FORMATION OF THE COMPANY AND CONVEYANCE OF ASSETS..............................  1

   Section 1.1       Contribution of Assets....................................  1
   Section 1.2       Certificate of Formation of the Company...................  2

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF LADY LUCK....................................  2

   Section 2.1       Representations of Lady Luck..............................  2

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF HORSESHOE....................................  6

   Section 3.1       Representations of Horseshoe..............................  6

ARTICLE IV
PRE-CLOSING COVENANTS.......................................................... 10

   Section 4.1       Consents and Approvals.................................... 10
   Section 4.2       Financing................................................. 10
   Section 4.3       Confidentiality........................................... 10
   Section 4.4       Total Development Cost Budget............................. 12
   Section 4.5       Company Plan.............................................. 12
   Section 4.6       Annual Budget............................................. 12
   Section 4.7       Satisfaction of Conditions................................ 12
   Section 4.8       Consents.................................................. 12
   Section 4.9       Disclosure Supplements.................................... 12
   Section 4.10      Preservation of Contributed Assets........................ 13

ARTICLE V
THE CLOSING.................................................................... 13

   Section 5.1       The Closing............................................... 13
   Section 5.2       Deliveries by Lady Luck................................... 13
   Section 5.3       Deliveries by Horseshoe................................... 14
   Section 5.4       Deliveries to Company..................................... 14

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                                                                               Page


ARTICLE I
ARTICLE VI
CONDITIONS PRECEDENT TO THE CLOSING OBLIGATIONS OF
LADY LUCK...................................................................... 16

   Section 6.1       Conditions to Closing..................................... 16

ARTICLE VII
CONDITIONS PRECEDENT TO THE CLOSING OBLIGATIONS
OF HORSESHOE................................................................... 18

   Section 7.1       Conditions to Closing..................................... 18

ARTICLE VIII
TERMINATION AND ABANDONMENT.................................................... 19

   Section 8.1       Termination............................................... 19
   Section 8.2       Procedure and Effect of Termination....................... 20

ARTICLE IX
INDEMNITY...................................................................... 21

   Section 9.1       Indemnification........................................... 21
   Section 9.2       Indemnification Procedure for Third Party Claims.......... 21
   Section 9.3       Direct Claims............................................. 23
   Section 9.4       Failure to Give Timely Notice............................. 23
   Section 9.5       Reduction of Loss......................................... 23
   Section 9.6       Subrogation............................................... 23
   Section 9.7       Limitation on Indemnities................................. 24
   Section 9.8       Limitation on Claims...................................... 24

ARTICLE X
DEFINITIONS.................................................................... 24
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


ARTICLE XI
MISCELLANEOUS.................................................................. 27

   Section 11.1      Notices................................................... 27
   Section 11.2      GOVERNING LAW............................................. 28
   Section 11.3      Entire Agreement and Amendments........................... 28
   Section 11.4      Terms..................................................... 28
   Section 11.5      Unenforceability.......................................... 28
   Section 11.6      Successors and Assigns.................................... 28
   Section 11.7      Payment of Fees........................................... 28
   Section 11.8      No Third Party Rights..................................... 28
   Section 11.9      No Waiver of Default...................................... 28
   Section 11.10     Tradenames and Trademarks................................. 29
   Section 11.11     Counterparts.............................................. 29
   Section 11.12     Future Deliveries......................................... 29
   Section 11.13     Computation of Time....................................... 29
   Section 11.14     Consent to Jurisdiction................................... 29
   Section 11.15     Investigation; Survival of Representations,
                     Warranties and Agreements................................. 30
   Section 11.16     Closing Costs............................................. 30
   Section 11.16     Closing Costs............................................. 29


                                LIST OF EXHIBITS

Exhibit 1.1                  -      Form of Company Agreement/Units & Other Consideration
Exhibit 1.1(a)           -   Lady Luck Contributed Assets
Exhibit 1.1(b)           -   Horseshoe Contributed Assets
Exhibit 1.2                  -      Certificate of Formation of the Company
Exhibit 5.4(a)(i)            -      Form of Assignment of Real Property/Barges approvals
Exhibit 5.4(a)(iii)          -      Bill of Sale - Lady Luck Contributed Assets
Exhibit 5.4(a)(iv)           -      Lady Luck Non-Foreign Certificate
Exhibit 5.4(b)(i)            -      Horseshoe Contributed Assets - Bill of Sale
Exhibit 5.4(b)(ii)           -      Form of Assignment of Vessel contracts and approvals


                                LIST OF SCHEDULES


Schedule 2.1(d)(i)           -      Permitted Liens and Permitted Liabilities - Lady Luck
Schedule 2.1(d)(ii)          -      Barges/Exceptions to Good Condition - Lady Luck
Schedule 2.1(d)(v)           -      Leases - Lady Luck
Schedule 2.1(d)(vi)          -      Mechanic's Liens - Lady Luck
Schedule 2.1(g)              -      Litigation - Lady Luck
Schedule 3.1(d)-1            -      Excluded Assets - Horseshoe
Schedule 3.1(d)-2            -      Permitted Liens and Permitted Liabilities - Horseshoe
Schedule 3.1(d)(iii)                Permits - Horseshoe
Schedule 3.1(d)(v)           -      Mechanic's Liens - Horseshoe
Schedule 3.1(h)              -      Litigation - Horseshoe

                         CONTRIBUTION AND SALE AGREEMENT


         This CONTRIBUTION AND SALE AGREEMENT ("Agreement"), dated as of August 26, 1997, is by and between Lady Luck Vicksburg, Inc., a Mississippi corporation ("Lady Luck"), and Horseshoe Gaming, LLC, a Delaware limited liability company ("Horseshoe"). For purposes hereof, Lady Luck and Horseshoe may sometimes be hereinafter referred to collectively as the "Members".


                                    RECITALS:

         WHEREAS, Lady Luck and Horseshoe each desire to form Horseshoe Vicksburg Casino, LLC, a limited liability company formed under the laws of Mississippi to acquire, develop, operate, manage, finance and maintain a dockside casino gaming facility (the "Company") pursuant to the Limited Liability Company Agreement in the form set forth on Exhibit 1.1 and to be entered into on the Closing Date (as defined below) by and between Lady Luck and Horseshoe (the "Company Agreement"); and

         WHEREAS, Lady Luck and Horseshoe wish to contribute or sell, directly or indirectly, certain of their assets described herein to the Company to form a joint venture, all on the terms and subject to the conditions set forth herein; and

         WHEREAS, the parties wish to provide for the terms and conditions upon which the Company will be formed and made effective;

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



                                    ARTICLE I

                FORMATION OF THE COMPANY AND CONVEYANCE OF ASSETS

         SECTION I.1 Contribution of Assets. Each Member agrees, upon the terms and subject to the conditions of this Agreement to contribute to the Company the below-described assets in exchange for the Units of the Company (as defined below) and other considerations recited herein and in the Company Agreement attached as Exhibit 1.1.

         a. The Lady Luck Contributed Assets. On the Closing Date, Lady Luck shall transfer and assign to the Company, through a contribution, all of Lady Luck's right, title and interest in and to the real property and barges as set forth on Exhibit 1.1(a) free and clear of all liens, encumbrances and other restrictions not approved by Horseshoe or set forth on Schedule 2.1(d)(i) (the "Lady Luck Contributed Assets") in exchange for a capital contribution credit of Fourteen

Million Dollars ($14,000,000). For its capital contribution, Lady Luck shall receive the units ascribed to it on Exhibit 1.1, subject to the adjustments which may be made from time to time pursuant to the Company Agreement (the "Lady Luck Units"). Lady Luck shall execute and deliver to the Company any and all documents that are required to transfer or assign such assets.

         b. The Horseshoe Contributed Assets. On the Closing Date, Horseshoe shall transfer and assign to the Company, through a contribution, all of Horseshoe's right, title and interest in and to the Vessel, together with all gaming equipment and personal property, as set forth on Exhibit 1.1(b) free and clear of all liens and encumbrances and other restrictions not approved by Lady Luck (the "Horseshoe Contributed Assets") in exchange for a capital contribution credit of Twenty-Eight Million Dollars ($28,000,000). For its capital contribution, Horseshoe shall receive the units ascribed to it on Exhibit 1.1, subject to the adjustments which may be made from time to time pursuant to the Company Agreement (the "Horseshoe Units"). Horseshoe shall execute and deliver to the Company any and all documents that are required to transfer or assign such assets.

         SECTION I.2 Certificate of Formation of the Company. On or prior to the Closing Date, Lady Luck and Horseshoe acknowledge that Horseshoe will cause the taking of all such actions as are necessary to cause the Certificate of Formation of the Company, a form of which is attached hereto as Exhibit 1.2, to be executed and filed with the Secretary of State of Mississippi pursuant to Miss. Code Ann. Section 79-14-902.


                                   ARTICLE II

                   REPRESENTATIONS AND WARRANTIES OF LADY LUCK

         SECTION 2.1 Representations of Lady Luck. As an inducement to Horseshoe to enter into and perform its obligations under this Agreement, the Company Agreement and any and all other documents, agreements and instruments to be executed pursuant hereto, Lady Luck hereby represents and warrants to Horseshoe that, as of the date hereof:

                  (a) Organization. Lady Luck is a corporation duly organized, validly existing and in good standing under the laws of the State of Mississippi.

                  (b) Authorization and Consents. Lady Luck has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and the Company Agreement, and the consummation by Lady Luck of the transactions contemplated hereby and thereby have been duly and properly authorized by all requisite corporate action on the part of Lady Luck. This Agreement is, and the Company Agreement when duly executed and delivered by Lady Luck will be, a valid and binding obligation of Lady Luck enforceable in accordance with their respective terms. No approval, authorization, consent, notice or other order or action of or filing by Lady Luck with any Governmental Authority or any other entity or person is required for the execution and delivery by Lady Luck of this Agreement or the Company Agreement and the consummation of the transactions contemplated hereby and thereby, of which the failure to obtain may have a material adverse effect upon the Lady Luck Contributed Assets, the benefits of the transactions contemplated hereby to be realized by the Company or the Members or the likelihood of the consummation of the transactions contemplated hereby.


                  (c) No Breach or Default. Neither the execution or delivery of this Agreement, or the Company Agreement nor the consummation by Lady Luck of the transactions contemplated by this Agreement or the Company Agreement to which it is a party will:

                           (i) result in the breach of any of the terms or
                  conditions of, or constitute a default under or an event that would, with notice or lapse of time, or both, constitute a default under, or in any manner release any party thereto from any obligation under, any mortgage, note, bond, indenture, contract, agreement, license, commitment or other instrument or obligation to which Lady Luck is a party;

                           (ii) constitute an event that would permit any party
                  to terminate any agreement with, or accelerate the maturity of any indebtedness or other material obligation of, Lady Luck;

                           (iii) create or impose any lien, charge or
                  encumbrance on any of the Lady Luck Contributed Assets other than liens created pursuant to the terms hereof;

                           (iv) violate any regulation or statute, or any order,
                  writ, injunction or decree of any court, administrative agency, or governmental body, or require the approval, consent or permission of any governmental or regulatory body, agency or authority; or

                           (v) conflict with or violate any provision of the
                  Certificate of Incorporation or By-Laws of Lady Luck;

except, in the case of clauses (i) through (iv), where the consequences of such breach, violation, conflict, default, creation or imposition will not have a material adverse effect on the Lady Luck Contributed Assets, the benefits of the transactions contemplated hereby to be realized by the Company or the Members or the likelihood of the consummation of the transactions contemplated hereby.

                  (d)      Real Property and Barges.

                           (i) Lady Luck has the right to convey, and upon the
                  consummation of the transactions contemplated by this Agreement, Lady Luck will have conveyed and the Company will be vested with, good and marketable title and interest in and to the Lady Luck Contributed Assets, free and clear of all liens (including maritime and preferred ship mortgage liens), claims, charges, options, preemptive rights, encumbrances and other restrictions ("Liens"), other than the permitted liens and the permitted liabilities set forth on
                  Schedule 2.1(d)(i) (the "Lady Luck Permitted Liens" and the " Lady Luck Permitted Liabilities"). Lady Luck has not entered into any other agreement, option, right or contract for the sale, transfer or assignment of all, or any portion, of the Lady Luck Contributed Assets.

                           (ii) The Barges and all of the other Lady Luck
                  Contributed Assets are in good operating condition and repair (ordinary wear and tear excepted) and are substantially fit for the purposes for which they are being utilized except as set forth on Schedule 2.1(d)(ii), (i) are not in violation of any maritime, federal, state, subdivision, health, safety, environmental or other ordinances, laws, codes or regulations or any covenants, restrictions or other documents of record; nor (ii) has any notice of any claimed violation of any such ordinances, laws, codes or regulations or any covenants, restrictions or other documents of record been served on Lady Luck or any other entity having an interest in the Lady Luck Contributed Assets, excluding in the cases of (i) and (ii) violations which will not have a material adverse effect on the Lady Luck Contributed Assets or the benefits of the transactions contemplated hereby to be realized by the Company or the Members or the likelihood of the consummation of the transactions contemplated hereby. The Barges do not require any material repair or replacement except for maintenance in the ordinary course of business.

                           (iii) None of the Lady Luck Contributed Assets is
                  subject to any pending condemnation proceeding or proceeding by any public or quasi-public authority materially adverse to the Lady Luck Contributed Assets and, to Lady Luck's knowledge, there is no threatened condemnation or proceeding with respect thereto.

                           (iv) Lady Luck has no contractual obligation to
                  purchase, sell, or offer a right of first refusal or right of first offer with respect of the Real Property or Barges. Lady Luck has not granted any option to purchase the Real Property or Barges.

                           (v) Except as disclosed on Schedule 2.1(d)(v) hereto,
                  there are no leases, subleases, licenses, occupancy agreements or other agreements, oral or written, under which Lady Luck is the lessor of any portion of the Real Property or Barges.

                           (vi) Except as disclosed on Schedule 2.1(d)(vi)
                  hereto, payment for all work that has been performed in, on or about the Real Property and Barges and all materials furnished in connection therewith that might in any circumstance give rise to a mechanic's, materialmen's or similar lien against the Real Property and Barges, or any portion thereof, will, as of the Closing Date, (1) have been paid and all necessary lien waivers will, as of the Closing Date, have been obtained, except for claims which are being contested diligently and in good faith and (2) will be sufficiently covered by a performance bond or other security for payment furnished by Lady Luck.

                           (vii) Lady Luck is not a "foreign person" within the
                  meaning of Section 1335(f)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). On the Closing Date, Lady Luck shall deliver to the Company an affidavit, in form and substance satisfactory to the Company, certifying as to the accuracy of the preceding sentence.

                  (e) Investment. Lady Luck is acquiring the Lady Luck Units in the Company for investment purposes only and not with a view toward the sale thereof in connection with a distribution.

                  (f) Notices from Governmental Entities. Lady Luck has not received notice from any Governmental Authority of any violation of any law, regulation or other legal requirement applicable to the Lady Luck Contributed Assets.

                  (g) Litigation. Except as set forth in Schedule 2.1(g), there is no action, proceeding, or investigation pending or, to the knowledge of Lady Luck, threatened against the Lady Luck Contributed Assets or to which Lady Luck is otherwise a party, before any court, governmental department, commission, board, agency, or instrumentality; nor does Lady Luck know of any basis for any such action, proceeding, or investigation.

                  (h) No Broker. As of the Closing Date, Lady Luck has not had any dealings, negotiations, or consultations with any broker, representative, employee, agent or other intermediary in connection with this Agreement or Company which is owed any fee or other compensation in connection therewith.

                  (i) No Legal Bar. Lady Luck is not prohibited by any order, writ, injunction or decree of any body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no action or proceeding is pending or, to the best of Lady Luck's knowledge, threatened against Lady Luck which questions the validity of this Agreement or any of the actions which the parties hereto have taken in connection herewith or which it is contemplated they shall take in connection herewith.

                  (j) Tax Liens. There are no tax liens upon any of the Lady Luck Contributed Assets or any other properties or assets of Lady Luck, and there are not now, and on the Closing Date there will not be, any claims for Taxes asserted against Lady Luck in respect to the Lady Luck Contributed Assets (except for real property taxes), and there is no basis for any such claim.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF HORSESHOE

         SECTION III.1 Representations of Horseshoe. As an inducement to Lady Luck to enter into and perform its respective obligations under this Agreement, the Company Agreement and all other documents, agreements and instruments to be executed pursuant thereto, Horseshoe hereby represents and warrants to Lady Luck that, as of the date hereof:

                  (a) Organization. Horseshoe is a limited liability company duly organized, existing and in good standing under the laws of the State of Delaware.

                  (b) Authorization and Consents. Horseshoe has full company power and authority to execute, deliver and perform its obligations under this Agreement and the Company Agreement and the consummation by Horseshoe of the transactions contemplated hereby and thereby have been duly and properly authorized by all requisite corporate action on behalf of Horseshoe. This Agreement is, and the Company Agreement, when duly executed and delivered by Horseshoe will be, a valid and binding obligation of Horseshoe, enforceable in accordance with their respective terms. No approval, authorization, consent, notice or other order or action of or filing by Horseshoe with any Governmental Authority or any other entity or person is required for the execution and delivery by Horseshoe of this Agreement or the Company Agreement and the consummation of the transactions contemplated hereby and thereby, of which the failure to obtain may have a material adverse effect upon the Horseshoe Contributed Assets, the benefits of the transactions contemplated hereby to be realized by the Company or the Members or the likelihood of the consummation of the transactions contemplated hereby.

                  (c) No Breach or Default. Neither the execution or delivery of this Agreement or the Company Agreement, nor the consummation by Horseshoe of the transactions contemplated by this Agreement or the Company Agreement to which it is a party will:

                           (i) result in the breach of any of the terms or
                  conditions of, or constitute a default under, or an event that would, with notice or lapse of time, or both, constitute a default under, or in any manner release any party thereto from any obligation under any mortgage, note, bond, indenture, contract, agreement, license, commitment or other instrument or obligation to which Horseshoe is a party;

                           (ii) constitute an event that would permit any party
                  to terminate any agreement with, or accelerate the maturity of any indebtedness or other material obligation of, Horseshoe;

                           (iii) create or impose any lien, charge or
                  encumbrance on any of the Horseshoe Contributed Assets other than liens created pursuant to the terms hereof;

                           (iv) violate any regulation or statute, or any order,
                  writ, injunction or decree of any court, administrative agency, or governmental body, or require the approval, consent or permission of any governmental or regulatory body, agency or authority; or

                           (v) conflict with or violate any provision of the
                  Certificate of Formation or Operating Agreement of Horseshoe;

except, in the case of clauses (i) through (iv), where the consequences of such breach, violation, conflict, default, creation or imposition will not have a material adverse effect on the Horseshoe Contributed Assets, the benefits of the transactions contemplated hereby to be realized by the Company or the Members or the likelihood of the consummation of the transactions contemplated hereby.

                  (d)      Vessel.

                           (i) Horseshoe has the right to convey, and upon the
                  consummation of the transactions contemplated by this Agreement, Horseshoe will have conveyed and the Company will be vested with, good and marketable title and interest in and to the Horseshoe Contributed Assets, including without limitation, the Vessel commonly known as Queen of the Red (Official No. 1000320) (the "Vessel"), and all personal property belonging to her on board and on shore, including spare parts and spare equipment, whether on board or not (exclusive of the assets listed on Schedule 3.1(d)-1 (the "Horseshoe Excluded Assets")), free and clear of all Liens, other than the permitted liens, subject only to the permitted liabilities and such other exceptions to title as set forth on
                  Schedule 3.1(d)-2 (the "Horseshoe Permitted Liens" and "Horseshoe Permitted Liabilities"). Horseshoe has not entered into any other agreement, option, right or contract for the sale, transfer or assignment of all, or any portion, of the Horseshoe Contributed Assets.

                           (ii) The Vessel and all of the other Horseshoe
                  Contributed Assets are in good operating condition and repair (ordinary wear and tear excepted) and are substantially fit for the purposes for which they are being utilized, (i) are not in violation of any maritime, federal, state, subdivision, health, safety, environmental or other ordinances, laws, codes or regulations or any covenants, restrictions or other documents of record; nor (ii) has any notice of any claimed violation of any such ordinances, laws, codes or regulations or any covenants, restrictions or other documents of record been served on Horseshoe or any other entity having an interest in the Horseshoe Contributed Assets, excluding in the cases of (i) and (ii) violations which will not have a material adverse effect on the Horseshoe Contributed Assets or the benefits of the transactions contemplated hereby to be realized by the Company or the Members or the likelihood of the consummation of the transactions contemplated hereby. The Vessel does not require any material repair or replacement except for maintenance in the ordinary course of business.



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

                           (iii) Except as disclosed on Schedule 3.1(d)(iii),
                  Horseshoe possesses all Permits necessary to conduct the business of the Vessel, as it is currently being conducted, and to own, use and operate the Vessel for the purpose of dockside gaming and related operations, as it is currently being conducted, except for such Permits of which the failure to possess will not have a material adverse effect on the Horseshoe Contributed Assets or the benefits of the transactions contemplated hereby to be realized by the Company or the Members.

                           (iv) None of the Horseshoe Contributed Assets is
                  subject to any pending condemnation proceeding or proceeding by any public or quasi-public authority materially adverse to the Horseshoe Contributed Assets and, to Horseshoe's knowledge, there is no threatened condemnation or proceeding with respect thereto.

                           (v) Except as disclosed on Schedule 3.1(d)(v), all
                  work that has been performed in, on or about the Vessel and all materials furnished in connection therewith that might in any circumstance give rise to a maritime or mechanic's, materialmen's or similar lien against the Vessel, or any portion thereof, will, as of the Closing Date, have been paid for and all necessary lien waivers will, as of the Closing Date, have been obtained, except for claims which are being contested diligently and in good faith.

                  (e) Investment. Horseshoe is acquiring the Horseshoe Units for investment purposes only and not with a view toward the sale thereof in connection with a distribution.

                  (f) Vessel Contracts. True and correct copies of all Vessel Contracts have been delivered to the Lady Luck. Horseshoe has substantially performed all obligations required to be performed by it and is not in default under any of the Vessel Contracts.

                  (g) Necessary Assets. The Horseshoe Contributed Assets are adequate for the conduct of the business of the Vessel as it is conducted on the date of this Agreement and will be as of the Closing Date.

                  (h) Litigation. Except as set forth in Schedule 3.1(h), there is no action, proceeding, or investigation pending or, to the knowledge of Horseshoe, threatened against Horseshoe or the Horseshoe Contributed Assets, or to which Horseshoe is otherwise a party, before any court, governmental department, commission, board, agency, or instrumentality which would have a material adverse effect on the Horseshoe Contributed Assets or upon the consummation of the transactions contemplated hereby; nor does Horseshoe know of any basis for any such action, proceeding, or investigation.

                  (i) U.S. Citizen. Horseshoe is a United States citizen within the meaning of Section 2 of the Shipping Act, 1916, and under the Merchant Marine Act of 1920, as amended, the Merchant Marine Act of 1936.

                  (j) Inventories. None of the inventories of Horseshoe included in the Horseshoe Contributed Assets, existing on the date hereof are obsolete or damaged and such inventories are marketable, useable and saleable in the ordinary course of business of Horseshoe.

                  (k) No Broker. As of the Closing Date, Horseshoe has had no dealings, negotiations, or consultations with any broker, representative, employee, agent or other intermediary which is owed any fee or other compensation in connection therewith.

                  (l) No Legal Bar. Horseshoe is not prohibited by any order, writ, injunction or decree of any body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no action or proceeding is pending or, to the best of Horseshoe's knowledge, threatened against Horseshoe which questions the validity of this Agreement or any of the actions which the parties hereto have taken in connection herewith or which it is contemplated they shall take in connection herewith.

                  (m) Tax Liens. There are no tax liens upon any of the Horseshoe Contributed Assets or any other properties or assets of Horseshoe, and there are not now, and on the Closing Date there will not be, any claims for Taxes asserted against Horseshoe in respect to the Horseshoe Contributed Assets (except for real property taxes), and there is no basis for any such claim.


                                   ARTICLE IV

                              PRE-CLOSING COVENANTS

         SECTION IV.1 Consents and Approvals. Promptly following the execution and delivery of this Agreement, the parties hereto and their respective Affiliates shall undertake commercially reasonable and diligent efforts to obtain all requisite or useful consents and approvals to, and shall make all applications and provide all notices required in connection with, the transactions contemplated hereby. Horseshoe shall promptly make all necessary applications to the Gaming Commission for approval of the transactions contemplated hereby including without limitation, the establishment of the Company.

         SECTION IV.2 Financing. The parties hereto agree and acknowledge that Horseshoe will be required (i) to use commercially reasonable best efforts to secure bank or institutional financing (which shall be deemed "Senior Debt" for purposes of this Agreement) in an amount sufficient to meet the Total Development Cost Budget in principal amount in order to develop, operate and maintain the Company, such financing to be secured as promptly as possible, (ii) in connection with such efforts to secure such financing, to offer any prospective bank or institution which may provide such financing (the "Lenders") a guarantee to be issued by Horseshoe in favor of the Lenders and the Company of the completion of all work contemplated by the Company Plan, as defined below, (a "Completion Guarantee") and (iii) if such guarantee is a condition to obtaining such financing, to provide a Completion Guarantee reasonably acceptable to Horseshoe, and in an amount reasonably acceptable to Horseshoe, and in form and substance satisfactory to the Lenders providing such financing.

         SECTION IV.3      Confidentiality.

                  (a) The parties to this Agreement (the "Parties") have shared and will share with each other certain information which is either non-public or proprietary in nature. (This information shall be referred to collectively as the "Proprietary Information".)

                  (b) In consideration for and as a condition to the Parties' furnishing to each other the Proprietary Information, the Parties agree to treat any Proprietary Information in accordance with the provisions set forth below, acknowledging the confidential and proprietary nature of such Proprietary Information. As used herein, the term "Proprietary Information" shall mean any and all financial, technical, commercial or other information concerning the business and affairs of the Parties and their affiliates that has been or may hereafter be provided or shown to the Parties or any of the Parties' employees, officers, directors, representatives or agents, or those representatives of any of the Parties' advisors (collectively, "Representatives"), irrespective of the form of the communication, by the Parties or by any of the Parties' representatives or agents, and also includes all notes, analyses, compilations, studies or other material prepared by Representatives containing or based, in whole or in part, on any information provided or shown by the Parties or by any of the Parties' representatives or agents.


                  (c) The term "Proprietary Information" does not include information provided by a Party which (i) was or becomes generally available to the public other than as a result of a disclosure by such Party or its Representatives, (ii) was available on a nonconfidential basis prior to its disclosure by any Party or any of the Parties' Representatives, provided that the source of such information is not known by any Party to be bound by a confidentiality agreement or otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation, or (iii) becomes available to any Party on a non-confidential basis from a source other than the Parties or the Parties' Representatives, provided that such source is not known by any Party to be bound by a confidentiality agreement or otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation.

                  (d) It is understood that any Party may disclose any of the Proprietary Information relating to the transactions contemplated by this Agreement to its Representatives who require such material for the purpose of evaluating the transactions contemplated by this Agreement and during their participation in such transactions (provided that such Representatives shall be informed by the disclosing Party of the confidential nature of the Proprietary Information and shall be provided with a copy of this

         Agreement and be bound by the terms and conditions hereof as if they were a party hereto). In any event, the Parties will be responsible for any breach of this Agreement by their respective Representatives. The Parties agree that the Proprietary Information will be kept confidential by the Parties and their Representatives and, except with the specific prior written consent of both Parties or as expressly otherwise permitted by the terms hereof, will not be disclosed by the Parties or their Representatives. The Parties further agree that the Parties and their Representatives will not use any of the Proprietary Information for any reason or purpose other than the evaluation of this Agreement.

                  (e) In the event this Agreement is terminated pursuant to its terms or upon dissolution of the Company in accordance with the terms of the Company Agreement, upon the written request of any Party (the "Requesting Party"), each of the other Parties shall promptly deliver to the Requesting Party all documents or other matter furnished by the Requesting Party or its Representatives to the other Parties or their Representatives constituting Proprietary Information, together with all copies thereof in the possession of the other Parties or their Representatives without retaining any copies of any such material. In the event of such request, all other documents or other matter constituting Proprietary Information in the possession of the other Parties or their Representatives shall be destroyed, with any such destruction confirmed by the other Parties in writing to the Requesting Party. Each Party shall have the right to seek injunctive relief to enforce the provisions of this Section 4.3.

         SECTION IV.4 Total Development Cost Budget. Lady Luck and Horseshoe shall negotiate in good faith to agree on a budget within 15 days after submission of a proposed budget by Horseshoe regarding all costs of the acquisition of the development and construction of the Company's casino facility, and the pre-opening costs and initial working capital needs of the Company and the casino facility (the "Total Development Cost Budget"). Such Total Development Cost Budget shall become Exhibit C to the Company Agreement.

         SECTION IV.5 Company Plan. Lady Luck and Horseshoe shall negotiate in good faith to agree on a design for the Company's casino, hotel and any and all other ancillary facilities (the "Company Plan") within 15 days after submission of a proposed Company Plan by Horseshoe. Such Company Plan shall become Exhibit E to the Company Agreement.

         SECTION IV.6 Annual Budget. Lady Luck and Horseshoe shall negotiate in good faith to agree on the initial annual budget for the Company Plan (the "Annual Budget"), within 15 days after submission of a proposed Annual Budget by Horseshoe. Such Annual Budget shall become Exhibit F to the Company Agreement.

         SECTION IV.7 Satisfaction of Conditions. Each of Lady Luck and Horseshoe will use its respective reasonable best efforts to insure that the conditions set forth in Sections 4.4, 4.5 and 4.6 are satisfied, insofar as such matters are within the control of each of them.

         SECTION IV.8 Consents. Each of the parties hereto will use its reasonable best efforts to obtain consents of all persons and governmental authorities necessary to the consummation of the transactions contemplated by this Agreement and the Company Agreement. All such consents and approvals will be in writing and in form and substance reasonably satisfactory to Lady Luck and Horseshoe.

         SECTION IV.9 Disclosure Supplements. From time to time after the date of this Agreement and at or prior to the Closing Date, Lady Luck and Horseshoe will promptly supplement or amend the schedules referred to in this Agreement with respect to any matter hereafter arising which, if existing or occurring at or prior to the date of this Agreement, would have been required to be set forth or described in a schedule or which is necessary to correct any information in a schedule or in any representation and warranty to Lady Luck and Horseshoe, as the case may be, which has been rendered inaccurate thereby. For purposes of determining the accuracy of the representations and warranties of Horseshoe contained in this Agreement, and the accuracy of the representations and warranties of Lady Luck contained in this Agreement, the schedules delivered by Horseshoe and by Lady Luck shall be deemed to include only that information contained therein on the date of this Agreement and shall be deemed to exclude any information contained in any subsequent supplement or amendment thereto.

         SECTION IV.10 Preservation of Contributed Assets. Horseshoe and Lady Luck shall take all actions reasonable and necessary to preserve the condition of their respective contributed assets up to the Closing Date.

                                    ARTICLE V

                                   THE CLOSING

         SECTION V.1 The Closing. The closing of the transactions that are the subject of this Agreement (the "Closing") shall take place on the fifth day following the satisfaction or waiver of the conditions to closing set forth in
Article VI and VII hereof or such other date as the parties shall agree, at the offices of Lady Luck Gaming Corporation, 206 N. Third Street, Las Vegas, Nevada, or such other location as the parties shall agree which date may be sometimes hereinafter referred to as the "Closing Date".

         SECTION V.2 Deliveries by Lady Luck. To the extent not previously delivered, at the Closing, Lady Luck, will deliver or cause to be delivered to Horseshoe, as is appropriate, the following, each dated the Closing Date:

                  (a) Company Agreement. The Company Agreement, with all Schedules and Exhibits (including Exhibits determined pursuant to Sections 4.4, 4.5 and 4.6) attached thereto, duly executed by Lady Luck.

                  (b) Officer's Certificate. Officer's Certificate of Lady Luck executed by the President and/or any Vice President of Lady Luck certifying (i) that the resolutions attached thereto are true and correct copies of the resolutions duly adopted by the Board of Directors of Lady Luck, authorizing the execution and delivery of this Agreement and the Company Agreement and the consummation of the transactions contemplated hereby and thereby, (ii) that the Certificate of Incorporation and By-laws of Lady Luck attached thereto are true and correct copies thereof as amended to date (which copies shall be certified by the Secretary of State of Mississippi with respect to the Certificate of Incorporation), (iii) the representations and warranties of Lady Luck hereunder are true and correct in all material respects on the Closing Date, (iv) that Lady Luck shall have complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or at Closing, and (v) as to the incumbency and signature exemplars of the officers executing this Agreement and the Company Agreement.

                  (c) Searches. All lien and judgement searches as may be reasonably requested by Horseshoe, as of a date not earlier than ten
         (10) days before the Closing, and a certification from the Lady Luck that no financing statements have been filed against any of them through the time of the Closing which affects any of the Lady Luck Contributed Assets.

                  (d) Other Documents. Such other documents or instruments as may be reasonably required by Horseshoe.

         SECTION V.3 Deliveries by Horseshoe. To the extent not previously delivered, at the Closing, Horseshoe will deliver, or cause to be delivered, to Lady Luck, as is appropriate, the following, each dated as of the Closing Date:

                  (a) Company Agreement. The Company Agreement, with all Schedules and Exhibits (including Exhibits determined pursuant to Sections 4.4, 4.5 and 4.6) attached thereto, duly executed by Horseshoe.

                  (b) Officer's Certificate. Officer's Certificate of Horseshoe Gaming, Inc., a Nevada corporation and the Manager of Horseshoe, executed by the President and/or any Vice-President of Horseshoe Gaming, Inc. certifying (i) that the resolutions attached thereto are true and correct copies of the resolutions duly adopted by Horseshoe Gaming, Inc. authorizing the execution and delivery of this Agreement and the Company Agreement and the consummation of the transactions contemplated hereby and thereby, (ii) that the Certificate of Formation and Operating Agreement of Horseshoe attached thereto are true and correct copies thereof as amended to date (which copies of the Certificate of Formation shall be certified by the Secretary of State of Delaware), (iii) that the representations and warranties of Horseshoe hereunder are true and correct in all material respects on the Closing Date, (iv) that Horseshoe has complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at Closing, and (v) as to the incumbency and signature exemplars of the officers executing each of this Agreement and the Company Agreement.

                  (c) Searches. All lien and judgement searches as may be reasonably requested by the Lady Luck, as of a date not earlier than ten (10) days before the Closing, and a certification from Horseshoe that no financing statements have been filed against any of them through the time of the Closing which affects any of the Horseshoe Contributed Assets.

                  (d) Other Documents. Such other documents or instruments as may be reasonably required by the Lady Luck.

         SECTION V.4 Deliveries to Company. To the extent not previously delivered, at the Closing, the following parties will deliver or cause to be delivered to the Company, the following, each dated the Closing Date:

                  (a)      Lady Luck.

                           (i) Property Approvals. (a) The originals (to the
                  extent in the possession or control of Lady Luck or if not in Lady Luck's possession or control, copies) of all Lady Luck Approvals and other documents evidencing and/or pertaining to all personal property included as part of the Real Property and Barges, and (b) an assignment of all Property Approvals, intangible and personal property including all transferable warranties and guarantees then in effect, if any, with respect to the Real Property and Barges or any repairs or renovations to the Real Property and Barges, which assignment is in the form attached hereto as Exhibit 5.4(a)(i) (with respect to nontransferable warranties and guaranties, Lady Luck agrees, following Closing, to cooperate with Horseshoe and the Company and to enforce, at Lady Luck's sole cost and expense, such warranties and guaranties for the benefit of the Company).

                           (ii) Real Property and Barges Certificate. The
                  Certificate of Title for the Real Property and Barges.

                           (iii) Bill of Sale. A Bill of Sale, in the form
                  attached hereto as Exhibit 5.4(a)(iii), conveying all tangible personal property included within the Lady Luck Contributed Assets.

                           (iv) Non-Foreign Certificate. A non-foreign status
                  certificate executed by Lady Luck in the form of Exhibit 5.4(a)(iv) attached hereto.

                           (v) Other Documents. Such other documents or
                  instruments as may be reasonably required by Horseshoe.

                  (b)      Horseshoe.
                           (i) Bill of Sale. A Bill of Sale, in the form
                  attached hereto as Exhibit 5.4(b)(i), conveying all tangible personal property included within the Horseshoe Contributed Assets.

                           (ii) Vessel Contracts. (a) The originals (to the
                  extent in the possession or control of the Company or if not in the Company's possession or control, copies) of all Vessel Contracts relating to the Horseshoe Contributed Assets that the Company shall assume, (b) all consents required to assign the Vessel Contracts, (c) evidence of termination of all Vessel Contracts which the Company is obligated to terminate, and (d) an assignment of such Vessel Contracts by way of the assignment and assumption agreement in the form attached hereto as Exhibit 5.4(b)(ii).

                           (iii) Vessel Approvals. (a) The originals (to the
                  extent in the possession or control of the Company or if not in the Company's possession or control, copies) of all Vessel Approvals and other documents evidencing or pertaining to all personal property included as part of the Horseshoe Contributed Assets, and (b) an assignment of all Vessel Approvals, intangibles and personal property including all transferable warranties and guaranties then in effect, if any, with respect to the Horseshoe Contributed Assets or any repairs or renovations to the Horseshoe Contributed Assets, which assignment is in the form attached hereto as Exhibit 5.4(b)(ii) (with respect to nontransferable warranties and guaranties, the Company agrees, following Closing, to cooperate with the Lady Luck and to enforce, at Horseshoe's sole cost and expense, such warranties and guaranties for the benefit of the Company).

                           (iv) Certificates of Title. Endorsed certificates of
                  title for all of the personal property included as part of the Horseshoe Contributed Assets and registered under any so-called certificates of title.

                           (v) Other Documents. Such other documents or
                  instruments as may be reasonably required by Lady Luck.


                                   ARTICLE VI

          CONDITIONS PRECEDENT TO THE CLOSING OBLIGATIONS OF LADY LUCK

         SECTION VI.1 Conditions to Closing. The obligations of Lady Luck to consummate the transactions contemplated by this Agreement are subject to the fulfillment of each of the following conditions, any one or more of which may be waived by Lady Luck in its sole discretion:

                  (a) Representations and Warranties on the Closing Date. Each and every representation and warranty of Horseshoe contained in this Agreement shall be true and correct in all material respects on the Closing Date as though such representations and warranties were made on the Closing Date.

                  (b) Compliance with Agreement. Horseshoe shall have performed in all material respects all agreements and satisfied all conditions required by this Agreement to be performed or satisfied by it prior to or on the Closing Date.

                  (c) Required Consents. All Governmental Approvals for the creation of the Company, ownership thereof as contemplated hereby and consummation of the transactions contemplated hereby shall have been obtained, including without limitation, all necessary approvals, licenses and consents from the Gaming Commission.

                  (d) Approval of Total Development Cost Budget. The Total Development Cost Budget shall have been approved by Lady Luck in the manner set forth in Section 4.4 of this Agreement.

                  (e) Company Financing. Horseshoe shall have obtained the Senior Debt for the Company's initial funding and financing upon the terms set forth in Section 4.2 of this Agreement.

                  (f) Company Plan. Horseshoe and Lady Luck shall have agreed on the Company Plan upon the terms set forth in Section 4.5 herein.

                  (g) Annual Budget. Horseshoe and Lady Luck shall have agreed on the Annual Budget upon the terms set forth in Section 4.6 herein.

                  (h) No Litigation. No suit or action by any party nor any investigation, inquiry, request for information or proceeding by any governmental body, nor any legal or administrative proceeding shall have been instituted or threatened on or before the Closing which challenges the validity or legality of any transaction contemplated hereby, threatens to enjoin any such transaction or seeks damages on account of consummation thereof or would otherwise have a material adverse effect upon the Horseshoe Contributed Assets or the benefits of the transactions contemplated hereby to be realized by the Company or the Members.

                  (i) Deliveries of Horseshoe. Horseshoe shall have made all of its closing deliveries as required by this Agreement.

                  (j) Release of Lady Luck Liens. The Trustee shall have released its liens on the Lady Luck Contributed Assets in accordance with the Indenture. In connection therewith, Lady Luck shall use commercially reasonable best efforts to ensure that the Trustee shall have released its liens on the Lady Luck Contributed Assets.

                  (k) Release of Horseshoe Liens. The holders of liens on the Horseshoe Contributed Assets shall have released such liens. In connection therewith, Horseshoe shall use commercially reasonable best efforts to ensure that the holder of such liens shall have released its liens on the Horseshoe Contributed Assets.

                  (l) Market. Lady Luck shall have reasonably determined that the Vicksburg gaming market has not materially deteriorated since the date hereof. It is expressly agreed that only matters impacting the Vicksburg market, such as the material increase of the per machine tax currently imposed by the City of Vicksburg or a decision by the Mississippi Gaming Commission that gaming shall be permitted on the Big Black River, shall be considered and not matters more generally related to Mississippi gaming markets in general, such as an increase in the gaming tax rate imposed by the State of Mississippi on all gaming facilities in the State of Mississippi.


                                   ARTICLE VII

          CONDITIONS PRECEDENT TO THE CLOSING OBLIGATIONS OF HORSESHOE

         SECTION VII.1 Conditions to Closing. The obligations of Horseshoe to consummate the transactions contemplated by this Agreement are subject to the fulfillment of each of the following conditions, any one or more of which may be waived by Horseshoe in its sole discretion:

                  (a) Representations and Warranties on the Closing Date. Each and every representation and warranty of Lady Luck contained in this Agreement shall be true and correct in all material respects on the Closing Date as though such representations and warranties were made on the Closing Date.

                  (b) Compliance with Agreement. Lady Luck shall have performed in all material respects all agreements and satisfied all conditions required by this Agreement to be performed or satisfied by each or any of them prior to or on the Closing Date.

                  (c) Required Consents. All Governmental Approvals for the creation of the Company, ownership thereof as contemplated hereby and consummation of the transactions contemplated hereby shall have been obtained, including without limitation, all necessary approvals, licenses and consents from the Gaming Commission.

                  (d) Approval of Total Development Cost Budget. The Total Development Cost Budget shall have been approved by Horseshoe in the manner set forth in Section 4.4 of this Agreement.

                  (e) Company Financing. Horseshoe shall have obtained the Senior Debt for the Company's initial funding and financing upon the terms set forth in Section 4.2 of this Agreement.

                  (f) Company Plan. Horseshoe and Lady Luck shall have agreed on the Company Plan upon the terms set forth in Section 4.5 herein.

                  (g) Annual Budget. Horseshoe and Lady Luck shall have agreed on the Annual Budget on the terms set forth in Section 4.6 herein.

                  (h) No Litigation. No suit or action by any party nor any investigation, inquiry, request for information or proceeding by any governmental body, nor any legal or administrative proceeding shall have been instituted or threatened on or before the Closing which challenges the validity or legality of any transaction contemplated hereby, threatens to enjoin any such transaction or seeks damages on account of consummation thereof or would otherwise have a material adverse effect upon the Horseshoe Contributed Assets or the benefits of the transactions contemplated hereby to be realized by the Company or the Members.

                  (i) Deliveries of Lady Luck. Lady Luck shall have made all of its closing deliveries as required by this Agreement.


                  (j) Release of Lady Luck Liens. The Trustee shall have released its liens on the Lady Luck Contributed Assets in accordance with the Indenture. In connection therewith, Lady Luck shall use commercially reasonable best efforts to ensure that the Trustee shall have released its liens on the Lady Luck Contributed Assets.

                  (k) Release of Horseshoe Liens. The holders of liens on the Horseshoe Contributed Assets shall have released such liens. In connection therewith, Horseshoe shall use commercially reasonable best efforts to ensure that the holder of such liens shall have released its liens on the Horseshoe Contributed Assets.

                  (l) Market. Horseshoe shall have reasonably determined that the Vicksburg gaming market has not materially deteriorated since the date hereof. It is expressly agreed that only matters impacting the Vicksburg market, such as the material increase of the per machine tax currently imposed by the City of Vicksburg or a decision by the Mississippi Gaming Commission that gaming shall be permitted on the Big Black River, shall be considered and not matters more generally related to Mississippi gaming markets in general, such as an increase in the gaming tax rate imposed by the State of Mississippi on all gaming facilities in the State of Mississippi.

                                  ARTICLE VIII

                           TERMINATION AND ABANDONMENT

         SECTION VIII.1 Termination. This Agreement may be terminated at any time prior to the Closing Date:

                  (a)      by mutual consent of Lady Luck and Horseshoe;

                  (b) by Horseshoe, on the one hand, or Lady Luck, on the other hand, at any time after April 1, 1998 unless the failure of the Closing Date to occur on or before April 1, 1998 is the result of the breach of any covenant contained herein by the party wishing to exercise its right to terminate under this Section 8.1(b).

                  (c) by Lady Luck, if there has been a material violation or breach by Horseshoe of any agreement, representation or warranty contained in this Agreement which has rendered the satisfaction of any condition to the obligations of Lady Luck impossible and such violation or breach has not been waived by Lady Luck; or

                  (d) by Horseshoe, if there has been a material violation or breach by Lady Luck of any agreement, representation or warranty contained in this Agreement which has rendered the satisfaction of any condition to the obligations of Horseshoe impossible and such violation or breach has not been waived by Horseshoe.

                  (e) by (i) Horseshoe, if one or more of the conditions of Lady Luck under this Agreement shall have become impossible to satisfy and Lady Luck shall have failed, within ten business days after receiving written notice of such impossibility from Horseshoe, to waive such condition or conditions or (ii) by Lady Luck, if one or more of the conditions of Horseshoe under this Agreement shall have become impossible to satisfy and Horseshoe shall have failed, within ten business days after receiving written notice of such impossibility from Lady Luck, to waive such condition or conditions.

         SECTION VIII.2 Procedure and Effect of Termination. In the event of termination of this Agreement and abandonment of the transactions contemplated by any or all of the parties pursuant to Section 8.1, written notice thereof shall forthwith be given to the other party and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein:

                  (a) upon request therefor, each party will redeliver all documents, work papers and other material of any other party relating to the transactions contemplated hereby, whether obtained before or after the execution hereof, to the party furnishing the same;

                  (b) each party hereto will use its best efforts to prevent disclosure to third persons of all information received by any party with respect to the business of any other party or its subsidiaries (other than information which is a matter of public knowledge or which has heretofore been or is hereafter published in any publication for public distribution or filed as public information with any governmental authority) except (i) as may be required by law; and (ii) as is permitted by this Agreement, and no party shall use such information for any purpose not related to the transactions contemplated by this Agreement; and

                  (c) no party hereto shall have any liability or further obligation to the other party to this Agreement pursuant to this Agreement except as stated in this Section 8.2 or as otherwise provided in this Agreement.

                                   ARTICLE IX

                                    INDEMNITY

         SECTION IX.1 Indemnification. From and after the Closing, each party hereto (each, an "Indemnifying Party") agrees to indemnify and defend and save each other party hereto and each of their respective officers, directors, employees and agents (each, an "Indemnified Party"), forever harmless from and against, and to promptly pay to an Indemnified Party or reimburse an Indemnified Party for, any and all liabilities (whether contingent, fixed or unfixed, liquidated or unliquidated, or otherwise), obligations, deficiencies, demands, claims, suits, actions, or causes of action, assessments, losses, costs, expenses, interest, fines, penalties, actual or punitive damages or costs or expenses of any and all investigations, proceedings, judgments, environmental analyses, remediations, settlements and compromises (including nominal fees and expenses of attorneys, accountants and other experts) (individually and collectively, the "Losses") sustained or incurred by any Indemnified Party relating to, resulting from, arising out of or otherwise by virtue of any of the following:

                  (a) any misrepresentation or breach of a representation or warranty made herein by an Indemnifying Party, or non-compliance with or breach by an Indemnifying Party of any of the covenants or agreements contained in this Agreement or the Company Agreement to be performed by such Indemnifying Party (unless waived by the Indemnified Party);

                  (b) any Losses relating to, resulting from or arising out of liabilities or claims against the assets, or the ownership, use, operation, occupancy or possession thereof, contributed by the Indemnifying Party to the Company (excluding Permitted Liabilities) and relating to, or arising out of operations, events, circumstances or acts or omissions occurring or existing in periods prior to the Closing Date, including, without limitation, those relating, directly or indirectly, to all laws, ordinances, requirements and regulations (including consent decrees and administrative orders) relating to public health and safety and protection of the environment, all as amended and modified.

         SECTION IX.2 Indemnification Procedure for Third Party Claims. In the event that subsequent to the Closing any person or entity entitled to indemnification under this Agreement (an "Indemnified Party") asserts a claim for indemnification or receives notice of the assertion of any claim or of the commencement of any action or proceeding by any entity who is not a party to this Agreement or an Affiliate of such a party (including, but not limited to any domestic or foreign court, government, or Governmental Authority or instrumentality, federal, state or local) (a "Third Party Claim") against such Indemnified Party, against which a party to this Agreement is required to provide indemnification under this Agreement (an "Indemnifying Party"), the Indemnified Party shall give written notice together with a statement of any available information regarding such claim to the Indemnifying Party within sixty (60) days after learning of such claim (or within such shorter time as may be necessary to give the Indemnifying Party a reasonable opportunity to respond to such claim). The Indemnifying Party shall have the right, upon written notice to the Indemnified Party (the "Defense Notice") within thirty (30) days after receipt from the Indemnified Party of notice of such claim, which notice by the Indemnifying Party shall specify the counsel it will appoint to defend such claim ("Defense Counsel"), to conduct at its expense the defense against such claim in its own name, or if necessary in the name of the Indemnified Party; provided, however, that the Indemnified Party shall have the right to approve the Defense Counsel, which approval shall not be unreasonably withheld, and in the event the Indemnifying Party and the Indemnified Party cannot agree upon such counsel within ten days after the Defense Notice is provided, then the Indemnifying Party shall propose an alternate Defense Counsel, which shall be subject again to the Indemnified Party's approval.

                  (a) In the event that the Indemnifying Party shall fail to give such notice, it shall be deemed to have elected not to conduct the defense of the subject claim, and in such event the Indemnified Party shall have the right to conduct such defense in good faith and to compromise and settle the claim without prior consent of the Indemnifying Party and the Indemnifying Party will be liable for all costs, expenses, settlement amounts or other Losses paid or incurred in connection therewith.

                  (b) In the event that the Indemnifying Party does elect to conduct the defense of the subject claim, the Indemnified Party shall cooperate with and make available to the Indemnifying Party such assistance and materials as may be reasonably requested by it, all at the expense of the Indemnifying Party, and the Indemnified Party shall have the right at its expense to participate in the defense assisted by counsel of its own choosing, provided that the Indemnified Party shall have the right to compromise and settle the claim only with the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. Without the prior written consent of the Indemnified Party, the Indemnifying Party will not enter into any settlement of any Third Party Claim or cease to defend against such claim, if pursuant to or as a result of such settlement or cessation,
         (i) injunctive or other equitable relief would be imposed against the Indemnified Party, or (ii) such settlement or cessation would lead to liability or create any financial or other obligation on the part of the Indemnified Party for which the Indemnified Party is not entitled to indemnification hereunder. The Indemnifying Party shall not be entitled to control, and the Indemnified Party shall be entitled to have sole control over, the defense or settlement of any claim to the extent that claim seeks an order, injunction or other equitable relief against the Indemnified Party which, if successful, could materially interfere with the business, operations, assets, condition (financial or otherwise) or prospects of the Indemnified Party (and the cost of such defense shall constitute a Loss for which the Indemnified Party is entitled to indemnification hereunder). If a firm decision is made to settle a Third Party Claim, which offer the Indemnifying Party is permitted to settle under this
         Section 9.2(b), and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party will give written notice to the Indemnified Party to that effect. If the Indemnified Party fails to consent to such firm offer within 30 calendar days after its receipt of such notice, the Indemnified Party may continue to contest or defend such Third Party Claim and, in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim will not exceed the amount of such settlement offer, plus costs and expenses paid or incurred by the Indemnified Party through the end of such 30 day period.

                  (c) Any judgment entered or settlement agreed upon in the manner provided herein shall be binding upon the Indemnifying Party, and shall conclusively be deemed to be an obligation with respect to which the Indemnified Party is entitled to prompt indemnification hereunder.

         SECTION IX.3 Direct Claims. It is the intent of the parties hereto that all direct claims by an Indemnified Party against a party hereto not arising out of Third Party Claims shall be subject to and benefit from the terms of this
Article IX. Any claim under this Article IX by an Indemnified Party for indemnification other than indemnification against a Third Party Claim, (a "Direct Claim") will be asserted by giving the Indemnifying Party reasonably prompt written notice thereof, and the Indemnifying Party will have a period of 30 calendar days within which to satisfy such Direct Claim. If the Indemnifying Party does not so respond within such 30 calendar day period, the Indemnifying Party will be deemed to have rejected such claim, in which event the Indemnitee will be free to pursue such remedies as may be available to the Indemnitee under this Article IX or otherwise.

         SECTION IX.4 Failure to Give Timely Notice. A failure by an Indemnified Party to give timely, complete or accurate notice as provided in Sections 9.2 or
9.3 will not affect the rights or obligations of any party hereunder except and only to the extent that, as a result of such failure, any party entitled to receive such notice was deprived of its right to recover any payment under its applicable insurance coverage or was otherwise directly and materially damaged as a result of such failure to give timely notice.

         SECTION IX.5 Reduction of Loss. To the extent any Loss of an Indemnified Party is reduced by receipt of payment (i) under insurance policies which are not subject to retroactive adjustment or other reimbursement to the insurer in respect of such payment, or (ii) from third parties not affiliated with the Indemnified Party, such payments (net of the expenses of the recovery thereof) (such net payment being referred to herein as a "Reimbursement") shall be credited against such Loss; provided, however, (x) the pendency of such payments shall not delay or reduce the obligation of the Indemnifying Party to make payment to the Indemnified Party in respect of such

Loss, and (y) the Indemnified Party shall have no obligation, hereunder or otherwise, to pursue payment under or from any insurer or third party in respect of such loss. If any Reimbursement is obtained subsequent to payment by an Indemnifying Party in respect of a Loss, such Reimbursement shall be promptly paid over to the Indemnifying Party.

         SECTION IX.6 Subrogation. The Indemnifying Party shall be subrogated to the Indemnified Party's rights of recovery to the extent of any Loss satisfied by the Indemnifying Party. The Indemnified Party shall execute and deliver such instruments and papers as are necessary to assign such rights and assist in the exercise thereof, including access to books and records.

         SECTION IX.7      Limitation on Indemnities.

                  (a) Threshold for Lady Luck. Lady Luck shall not have any liability under Section 9.1 unless and until the aggregate amount of the Losses accrued for which they are responsible under Article IX is greater than or equal to $250,000. Once such Losses accrued equal or exceed $250,000 in the aggregate, all such accrued Losses shall be subject to indemnification by Lady Luck.

                  (b) Threshold for Horseshoe. Horseshoe shall not have any liability under Section 9.1 unless and until the aggregate amount of Losses accrued for which they are responsible under Article IX is greater than or equal to $250,000. Once such Losses accrued equal or exceed $250,000 in the aggregate, all such accrued Losses shall be subject to indemnification by Horseshoe.

         SECTION IX.8      Limitation on Claims.

                  (a) Lady Luck. Lady Luck's aggregate liability for the aggregate Losses of the Company or Horseshoe's Losses subject to indemnification under this Article IX shall be limited to $5,000,000; provided, however, there shall be no such limitation to the extent the Company or Horseshoe's Losses arise out of fraud or Lady Luck Contributed Assets being subject to or burdened by liabilities or encumbrances other than the Permitted Liabilities and Permitted Liens at the time of their contribution.

                  (b) Horseshoe. Horseshoe's aggregate liability for the aggregate Losses of the Company or Lady Luck's Losses subject to indemnification under this Article IX shall be limited to $5,000,000; provided, however, there shall be no such limitation to the extent the Company or Lady Luck's Losses arise out of fraud or the Horseshoe Contributed Assets being subject to or burdened by liabilities or encumbrances other than the Permitted Liabilities and Permitted Liens at the time of their contribution.

                                    ARTICLE X

                                   DEFINITIONS

         Capitalized terms not otherwise defined herein shall be defined as set forth in the Company Agreement.

         Act means the Mississippi Gaming Control Act and the regulations promulgated pursuant thereto.

         Affiliate means (1) any Person who directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the specified Person; and (2) any Person who is an officer, director, employee, partner, member, manager, agent or trustee of, or who serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, director, employee, partner, member, manager, agent or trustee, or with respect to which the specified Person serves in a similar capacity.

         Approval means any license, finding of suitability, qualification, approval or permit by or from any Gaming Authority or Governmental Authority.

         Barges means the barges currently owned by Lady Luck and situated on the Real Property and as described on Exhibit 1.1(a).

         Gaming Authorities means all agencies, authorities and instrumentalities of any state, nation, or other governmental entity, or any subdivision thereof, regulating gaming or related activities in the United States, including, without limitation, the Gaming Commission.

         Gaming Commission means the Mississippi Gaming Commission.

         General Laws means any statute, ordinance, promulgation, law, treaty, rule, regulation, code, judicial or administrative precedent or order of any court or other body of the United States and any state law or subdivision thereof, any foreign countries or subdivisions thereof, and shall include all Laws.

         Governmental Authority means all agencies, authorities and instrumentalities of any state, nation, or other governmental entity, or any subdivision thereof, including, without limitation, the Gaming Commission.

         Horseshoe Liens mean the liens held by Chemical Trust Company of California under a first preferred mortgage in the amount of $82,000,000, dated September 29, 1995, and United States Trust Company of New York under a second preferred ship mortgage in the amount of $82,000,000, dated October 3, 1995.

         Indenture means the indenture dated as of February 17, 1994 (as amended, supplemented or modified from time to time) by and among Lady Luck Gaming Finance Corporation, the Guarantors party thereto and First Trust National Association, as Trustee.

         Trustee means First Trust National Association as trustee under the Indenture.


         Law means any statute, ordinance, promulgation, law, treaty, rule, regulation, code, judicial or administrative precedent or order of any court or any other Governmental Authority, as well as the orders or requirements of any local board of fire underwriters or any other body which may exercise similar functions.

         Permits means all rights, licenses, permits, various exemptions, orders and approvals.

         Person means any individual, partnership, corporation, association or other entity, including, but not limited to, any government or agency or subdivision thereof, and the heirs, executors, administrators, legal representatives, successors and assigns of such Person where the context so admits.

         Property Approvals means all transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any Governmental Authority in respect of the Real Property and Barges, including, without limitation, those with respect to the use, utilities, fire and life safety and zoning heretofore or hereafter held by or granted to Lady Luck with respect to the Real Property and Barges.

         Property Licenses means all necessary consents, authorizations, variances or waivers, licenses, permits and approvals from any Person in respect of the Real Property and Barges, including, without limitation, those with respect to the use, utilities, fire, health, life safety, and zoning heretofore or hereafter held by or granted to Lady Luck with respect to the Real Property and Barges.

         Real Property means the real property owned by Lady Luck as described on Exhibit 1.1(a).

         Vessel means the 298' x 78' riverboat, commonly known as Queen of the Red, as further described on Exhibit 1.1(b).

         Vessel Approvals means all consents, authorizations, variances or waivers, licenses, permits and approvals from any Governmental Authority in respect of the Vessel, including, without limitation, those with respect to the foundation, use, utilities, fire and life safety heretofore or hereafter held by or granted to Horseshoe with respect to the Vessel.

         Vessel Contracts means all material contracts and other agreements relating to the ownership, use, operation or maintenance of the Vessel. For purposes of this definition, a contract is material if (i) the contract represents payments in excess of Twenty-Five Thousand Dollars

($25,000) in aggregate payments over the life of such contract, or (ii) the contract has a duration of longer than one (1) year.

         Vessel Licenses means all necessary consents, authorizations, variances or waivers, licenses, permits and approvals from any Person in respect of the Horseshoe Contributed Assets, including, without limitation, those with respect to the use, utilities, fire, health, life safety, heretofore or hereafter held by or granted to the Company with respect to the Horseshoe Contributed Assets, and including the alcoholic beverage licenses.

                                   ARTICLE XI

                                  MISCELLANEOUS

         As used in this Agreement, the following terms shall have the respective meanings indicated.

         SECTION XI.1 Notices. All notices, demands, consents, requests, approvals, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been properly given if hand delivered (effective upon receipt or, if refused, upon date of refusal), if mailed by United States registered or certified mail, with postage prepaid, return receipt requested (effective three (3) days after deposit with the U.S. Postal Service), or if sent by a nationally recognized private courier postage prepaid, return receipt requested (effective one (1) day after deposit with such courier), or if sent by telecopier (effective upon receipt), to the parties at the following addressed (or at such other addresses within the United States of America shall be given in writing by any party to the others in accordance with this Section 11.1):

If to Lady Luck:  Lady Luck Gaming Corporation
                  206 North Third Street
                  Las Vegas, Nevada  89101
                  Attention:  Rory Reid, Esq.

with a copy to:   McDermott, Will & Emery
                  50 Rockefeller Plaza
                  New York, New York  10020
                  Attention:  Brian Hoffmann, Esq.

If to Horseshoe:  Horseshoe Gaming LLC
                  4024 Industrial Road
                  Las Vegas, Nevada 89103
                  Attention:  Paul R. Alanis
with a copy to:   Horseshoe Gaming LLC
                  150 South Los Robles, Suite 880
                  Pasadena, California  91101
                  Attention: Loren Ostrow, Esq.


         SECTION XI.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MISSISSIPPI.

         SECTION XI.3 Entire Agreement and Amendments. This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof and no amendment, waiver, modification or alteration of the terms hereof shall be effective or binding unless the same is in writing and signed by all of the parties hereto.

         SECTION XI.4 Terms. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural and vice versa and shall refer solely to the parties signatory thereto except where otherwise specifically provided. Titles of Articles and Sections are for convenience only, and neither limit nor amplify the provisions of the Agreement itself.

         SECTION XI.5 Unenforceability. If any provision herein shall be held invalid or unenforceable, such provision shall not affect the validity or enforceability of any other provisions hereof, all of which other provisions shall, in such case, remain in full force and effect.

         SECTION XI.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit or the parties hereto and their respective successors and assigns. This Agreement shall not be assignable by any party hereto, whether by operation of law or otherwise, and any attempted or purported assignment shall be null and void, whether by law or otherwise.

         SECTION XI.7 Payment of Fees. In the event of litigation of any dispute or controversy arising from, in, under or concerning this Agreement and any amendments hereof, including, without limiting the generality of the foregoing, any claimed breach hereof, the prevailing party(ies) in such action shall be entitled to recover from the other party(ies) in such action, such sum as the court shall fix as reasonable attorneys' fees and expenses incurred by such prevailing party(ies).

         SECTION XI.8 No Third Party Rights. Nothing contained in this Agreement is intended to and nothing contained herein shall be interpreted to confer on any party the rights of a third party beneficiary and this Agreement shall be for the sole benefit of the parties hereto.

         SECTION XI.9 No Waiver of Default. No consent or waiver, express or implied, by any party to or of any breach or default by any other party in the performance by the other of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by any other party of the same or any other obligations of such party hereunder. Failure on the part of any party to complain of any act or failure to act of any of the other parties or to declare any of the other parties in default, irrespective of how long such failure continues, shall not constitute a waiver by any such party of its rights hereunder.

         SECTION XI.10 Tradenames and Trademarks. Nothing contained herein shall grant, license or otherwise convey to the parties hereto any interest or right of use of the tradenames and trademarks of or used by Lady Luck or Horseshoe or their respective affiliates. All such rights shall be only as set forth in a duly executed license agreement.

         SECTION XI.11 Counterparts. This Agreement may be executed in any number or counterparts, all of which, when taken together, shall constitute one and the same instrument.

         SECTION XI.12 Future Deliveries. Each party will, from time to time, execute and deliver such further instruments and do such further acts and things as may be reasonably requested by any other party to carry out the intent and purposes of this Agreement, provided that the same are fully consistent with the terms and provisions hereof.

         SECTION XI.13 Computation of Time. In the computation of any period of time provided for in this Agreement, the day of the act or event from which said period of time runs shall be excluded, and the last day of such period shall be included unless it is a Saturday, Sunday, or national United States holiday, in which case the period shall be deemed to run until the end of the next day which is not a Saturday, Sunday, or national United States holiday. As used in this Agreement "business day" for any party shall be a day which is not a Saturday, Sunday or national United States holiday.

         SECTION XI.14 Consent to Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT OR ANY OTHER AGREEMENT DELIVERED PURSUANT HERETO SHALL BE DECIDED BY ARBITRATION TO BE CONDUCTED IN JACKSON, MISSISSIPPI, IN ACCORDANCE WITH THE COMMERCIAL RULES OF THE AMERICAN ARBITRATION ASSOCIATION THEN IN EFFECT, UNLESS THE MEMBERS INVOLVED IN THE DISPUTE MUTUALLY AGREE OTHERWISE. THE DISPUTING MEMBERS EACH SHALL SELECT THEIR OWN ARBITRATOR, BOTH OF WHOM SHALL SELECT A THIRD ARBITRATOR WITHIN FIFTEEN (15) DAYS OF THEIR OWN APPOINTMENT. THIS AGREEMENT TO ARBITRATE, TOGETHER WITH EVERY OTHER PROVISION OF THIS AGREEMENT, SHALL BE SPECIFICALLY ENFORCEABLE UNDER THE PREVAILING ARBITRATION LAW. THE AWARD RENDERED BY THE ARBITRATORS SHALL BE FINAL AND JUDGMENT MAY BE ENTERED UPON IT IN ACCORDANCE WITH APPLICABLE LAW IN ANY COURT HAVING JURISDICTION THEREOF. NOTICE OF THE DEMAND FOR ARBITRATION SHALL BE FILED IN WRITING WITH THE OTHER PARTIES

TO THIS AGREEMENT AND WITH THE AMERICAN ARBITRATION ASSOCIATION. THE DEMAND FOR ARBITRATION SHALL BE MADE WITHIN A REASONABLE TIME AFTER THE CLAIM, DISPUTE OR OTHER MATTER IN QUESTION HAS ARISEN, AND IN NO EVENT SHALL IT BE MADE AFTER THE DATE WHEN INSTITUTION OF LEGAL OR EQUITABLE PROCEEDINGS BASED ON SUCH CLAIM, DISPUTE OR OTHER MATTER IN QUESTION WOULD BE BARRED BY THE APPLICABLE STATUTE OF LIMITATIONS.

         SECTION XI.15 Investigation: Survival of Representations, Warranties and Agreements. The respective representations, warranties and agreements of Horseshoe and Lady Luck contained herein or in any certificates or other documents delivered prior to or at the Closing shall not be deemed waived or otherwise affected by any investigation made by any party hereto. Each and every such representation, warranty and agreement shall expire, and be terminated and extinguished, on the first anniversary of the Closing Date and thereafter, neither Horseshoe, nor Lady Luck nor any officer, director or principal thereof shall be under any liability whatsoever with respect to any such representation, warranty or agreement; provided, however, that this Section 11.15 shall have no effect upon the obligations of any of the parties under the Company Agreement.

         SECTION XI.16 Closing Costs. Each party shall be responsible to pay its own expenses incurred in connection with this Agreement and the Company Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                           LADY LUCK VICKSBURG, INC.,
                           a Mississippi corporation


                           By:  __________________________________________
                           Its: __________________________________________


                           HORSESHOE GAMING, L.L.C.,
                           a Delaware limited liability company


                           By:      Horseshoe Gaming, Inc.,
                                    a Nevada corporation
                                    Manager

                                    By:  _________________________________
                                    Its: _________________________________

                                 EXHIBIT 1.1(A)


          1. Real Property -- see Legal Description attached as Exhibit A.

               2. Barge C-202, Barge GT-114, and Barge GT-220.

                                   PARCEL ONE


                  A TRACT OF LAND LYING AND BEING SITUATE WITHIN LOTS 1 AND 2 OF THE JETT SURVEY, AS RECORDED IN DEED BOOK 61 AT PAGE 288 OF THE LAND RECORDS OF WARREN COUNTY, MISSISSIPPI, AND IN PART OF SECTIONS 4 AND 5, TOWNSHIP 15 NORTH, RANGE 3 EAST, VICKSBURG, WARREN COUNTY, MISSISSIPPI.

                  Beginning at a 2-inch galvanized pipe on the South line of Lot 2 of the Jett Survey, said point being further described as the Northeast corner of Lot 3 and further described as the Northwest corner of Lot 4 said Jett Survey and from said POINT OF BEGINNING run thence along the South line of said Lot 2 (also the North line of Lot 3) North 89 degrees 00 minitues 00 degrees West, 208.34 feet, more or less, to a found rebar on the east top bank of the Mississippi River thence run along the East top bank of said Mississippi River with the following courses and distances viz: North 36 degrees 47 minutes 37 seconds East, 191.29 feet; North 33 degrees 53 minutes 26 seconds East, 44.74 feet; North 28 degrees 31 minutes 49 seconds East,105.72 feet; North 36 degrees 18 minutes 07 seconds East,; 110.71 feet; North 33 degrees 09 minutes 51 seconds East, 100.00 feet; North 36 degrees 33 minutes 59 seconds East, 88.68 feet; North 60 degrees 01 minutes 27 seconds East, 202.95 feet; North 52 degrees 57 minutes 24 seconds East, 200.23 feet; 42 degrees 41 minutes 22 seconds east, 201.75 feet; North 44 degrees 57 minutes 08 seconds East, 166.30 feet, more or less, to a point where the East top bank of the Mississippi River intersects the South line of that certain parcel conveyed to the Mississippi State Highway Commission by Deed recorded in Deed Book 464 at Page 365 of the Land Records of Warren County, Mississippi (the "Highway Commission Bridge Parcel"), said South line being further described as the South right-of-way of Interstate Highway I-20; thence leaving the East top bank of said Mississippi River and running along the South line of the highway Commission Bridge Parcel with the following bearings and distances, viz: South 57 degrees 16 minutes 00 seconds East,
                  124.10 to an iron pin at an angle point in said South line; thence continuing South 65 degrees 05 minutes 00 seconds East,
                  183.20 feet to another iron pin at an angle point in said South line; thence continuing South 88 degrees 05 minutes 00 seconds East 85.10 feet to another iron pin at an angle point in said South line; thence continuing North 68 degrees 26 minutes 00 seconds East, 207.70 feet to another iron pin at an angle point in said South line, said iron pin being further described as also lying on the South line of that certain parcel conveyed to the Mississippi State Highway Commission as recorded in Deed Book 438 at Page 312 of aforesaid Land Records ("the Highway Commission Approached Parcel"); thence along the South line of the Highway Commission Approached Parcel (same constituting a continuation of the South line of Interstate Highway I-20) South 42 degrees 34 minutes 00 seconds East, 275.10 feet, more or less, to an iron pin at a point where said South line of the Highway commission Approached Parcel intersects the East line of Old U.S. Highway 61 South, said iron pin being further described as the Northwest corner of the parcel conveyed to Vicksburg Terminal Company, Inc. by the State Highway Commission of Mississippi, recorded in Deed Book 506 at Page 166 of the aforesaid Land Records of said Warren County, Mississippi (the "VTE Highway Parcel"); thence leaving the South line of the Commission Approach Parcel and run along the East line of the said VTE Highway Parcel, which line is also the East line of Old U.S. Highway 61 South; thence run thence along the East line of the VTE Highway Parcel, same having a course of South 07 degrees 27 minutes West, and a distance as published in said VTE Highway Parcel Deed of 154.2 feet, but having a actual distance thought to be 159.64 feet, but, nevertheless, in either instance, more or less, to a point marking the Southeast corner of lands into which Vicksburg Terminal went into possession by virtue of said VTE Highway Parcel deed recorded in said Deed Book 506 at Page 166; run thence along the South line of the VTE Highway Parcel, North 89 degrees 00 minutes West, a distance of 60.4 feet, more or less, to a point where the West line of said VTE Highway Parcel intersects the South line of said Lot 1 of the aforementioned Jett Survey (also the North line of said Lot 2 of the Jett Survey), said point being further described as the Northeast corner of Parcel 1 of the SARKAR CORPORATION, et al, parcel as recorded in Deed Book 670 at page 203 of the aforesaid Land Records (the SARKAR Parcel"); thence leaving the West of OLD U.S. Highway 61 South and running along the North line of Parcel 1 of the SARKAR parcel North 89 degrees 00 minutes 00 seconds West, 525.60, more or less, to an iron pin at the Northwest corner of the SARKAR parcel; thence along the West line of said SARKAR parcel South 01 degrees 00 minutes 00 seconds West, 175.00 to an iron pin at the Southwest corner of said SARKAR CORPORATION parcel said point being further described as lying on the North line of the Warren County School District parcel as recorded in Deed Book 362 at Page 64 of the aforesaid Land Records ( the "First School Parcel") thence along the North line of the aforesaid School parcel as recorded in DED Book 362 at Page 64 and along the North line of a second Warren County School District parcel as recorded in deed Book 362 at page 110 (the "Second School Parcel"), North 89 degrees 00 minutes 00 seconds West,
                  316.73 feet, more or less, to an iron pin at the Northwest corner of the Second School District parcel as recorded in Deed Book 362 at Page 110, said iron pin being further described as lying on the East side of the Old Lower Warrenton Road (now abandoned); thence along the East side of road is further described as the West line of the Second School District parcel as recorded in Deed Book 362 at page 110 and the West line of the Holly Grove Union Society parcel as recorded in Deed Book 88 at (Page 450) South 45 degrees 08 minutes 49 seconds West, 312.19 feet to an iron pin at the Northeast corner of the Rodney E. Bounds, et ux, parcel (the "Bounds Parcel") as recorded in Deed Book 886 at Page 787 of the land Records of Warren County, Mississippi (said iron pin is further described as lying at an angle point in the West line of the first School District parcel as recorded in Deed book 362 at Page 64); thence leaving the East side of Old Lower Warrenton Road which is now abandoned and running along the North and West line of the Bounds Parcel the following calls: North 87 degrees 41 minutes 00 seconds West, 66.00 feet to an iron pin at an angle point in said Bounds Parcel; thence continuing South 71 degrees 32 minutes 00 seconds West 59.60 feet to an iron pin at another angle point in said Bounds Parcel; thence continuing South 66 degrees 40 minutes 00 seconds West, 81.60 feet to an iron pin at another angle point in said Bounds Parcel; thence continuing South 38 degrees 56 minutes 00 seconds West, 79.20 to an iron pin at another angle point in said Bounds Parcel; thence continuing South 05 degrees 04 minutes 00 seconds East, 79.90 feet to the POINT OF BEGINNING and being situated in part of Lots 1 and 2 of Jett Survey as recorded in Deed Book 61 at Page 288 of the aforesaid Land Records and located in part of Sections 4 and 5,

                  Township 15 North, range 3 East, Vicksburg, Warren County, Mississippi, together with all right, title and interest owned or claimed by the Grantor herein, whether legal or equitable, in and to all accretions, alluvions, batture, banks, beds, waters and other property rights of Grantor herein in and to the Mississippi River , including, but not limited to, all deed in favor of the State Highway Commission of Mississippi, together with all land owned or claimed by said Vicksburg Terminal Company, Inc. immediately preceding the execution and delivery of said deed and extending to the thalweg of said Mississippi River, which said lands were not conveyed to the said State Highway Commission of Mississippi by that said deed, but were reserved unto the said Vicksburg Terminal Company, Inc., its successors and assigns, and which lands and all riparian rights and all other rights to moor, dock and use all property West of the lands described and conveyed by said deed recorded in said Deed Book 464 at Page 365 are conveyed hereby.

                                        EXHIBIT "A"

         PART OF LOTS 2 AND 4 OF THE JETT SURVEY LOCATED IN VICKSBURG, WARREN COUNTY, MISSISSIPPI

         Commencing at 2-inch galvanized pipe on the South line of Lot 2 of the Jett Survey, said iron pipe also marking the Northeast corner of Lot 3 and the Northwest corner of Lot 4 of said Jett Survey and run thence along the South line of said Lot 2 (also the North line of Lot 4) S 89 degrees 00' 00" E, 329.00 feet" to an iron pin marking the Point of Beginning of the following described as an angle point in the West line of the Warren County School District property ad recorded in Deed Book 362 at page 64 of the Land Records of Warren County, Mississippi, which said West Line of Said Warren County, Mississippi, which said West line of said Warren County School District property is also the East line of the Rodney E. Bounds tract as recorded in Deed Book 362 at Page 33 of the aforesaid Land Records of Warren County, Mississippi. From said Point of beginning run thence along the West line of said Warren County School District property (also the East line of said Bounds tract) N 01 degrees 05 minutes 08 seconds East, 212.72 feet to an iron pin at an angle point in said iron pin being further described as the Northeast corner of the Bounds tract and also the Southwest corner of the Holly Grove Union Society property as recorded Deed Book 88 at page 450 of the aforesaid Land Records; thence continuing along the West line of said Warren County School District tract (also the South line of said Holly Grove Union Society tract) S 89 degrees 00 minutes 00 seconds E,
         353.00 feet to an iron pin at Southeast corner of said Holly Grove Union Society tract; thence continuing along the West line of said Warren County School District property (also the East line of said Holly Grove tract) N 01 degrees 00" 00" E, 200.00' to an iron pin at the Northeast corner of said Holly Grove Union Society tract, said point being further described as lying on the South line of the Warren County School District property as recorded in Deed Book 362 at Page 110 of said aforesaid Land Records; thence along the South line of said Warren County School District tract as recorded in Deed Book 362 at page 110 (also the North line of Holly Grove Union Society Tract) N 89 degrees 00' 00" W, 158.86 feet to an iron pin at the Southwest corner of said Warren County School District tract as recorded in Deed Book 362 at Page 110 said iron pin being further described as the Northeast corner of Holly Grove Union Society tract, said iron pin being further described as lying on the Southeast line of Old Warrenton Road )now abandoned); thence along the West line of said Warren County School District property as recorded in Deed Book 362 at page 110 (also along the East line of said Old Warrenton Road, now abandoned) N 45 degrees 08' 49" E, 33.46 feet to an iron pin at the Northwest corner of said Warren County School District property as recorded in Deed Book 362 at Page 110, said point being further described as lying on the South line in Deed Book 512 at page 499 of the aforesaid Land records; thence along the North line of said Warren County School District property as recorded in Deed Book 362 at page 110 and along the North line of said Warren County School District property as recorded in Deed Book 362 at Page 64 (said line also being along the South line of said Vicksburg Terminal Company, Inc. property as recorded in deed Book 512 at Page 499 and then along the South line of the Sarkar Corporation, et al., parcel 1 as recorded in Deed book 670 at page 64) S 89 degrees 00 minutes 00 seconds E, 824.66 feet to an iron pin marking the Northeast corner of said Warren County School District property as recorded in Deed Book 362 at Page 64, said iron pin being further described as lying on the West right-of-way of Old Highway 61; thence along the West right-of-way of said Old Highway 61 the following chords: S 10 degrees 56' 00" W, 80.00" to an iron pin; thence continuing S 13 degrees 00' 00' W, 92.07' to an iron pin; thence continuing S 20 degrees 02 minutes 00 seconds W, 97.61 to an iron pin; thence continuing S 25 degrees 16 minutes 53 seconds W, 35.43', more or less, to an iron pin marking the intersection of the North line of that parcel conveyed to the State Highway Commission as recorded to Deed Book 404 at Page 407 with the West line of Old Highway 61; thence leaving the West line of Old Highway 61 and run along the North line of said State Highway Commission property on a curve to the right a chord of S 39 degrees 39' 42" W, 150.00' to an iron pin; thence continuing along a curve to the right a chord of S 46 degrees 53' 41" W, 195.00' to a point where the West line of said State Highway Commission property intersects the South line of the Warren County School District property as recorded in Deed Book 362 at Page 64; thence leaving the

         West line of said State Highway Commission property and running along the South line of the Warren County School District property as recorded in Deed Book 362 at page 64, N 88 degrees 00' 00" W, 193.46' to an iron pin on the South line of said Warren County School District property ass recorded in Deed Book 362 at page 64; thence continuing along the South line of said Warren County School District property as recorded in deed Book 362 at page 64 N 88 degrees 45' 00" W, 482.50' to an iron pin at the Southwest corner of said Warren County School District property as recorded in Deed Book 362 at Page 64; thence along the West line of said Warren County School District property as recorded in Deed Book 362 at Page 64, N 01 degrees 00' 00 " E, 130.00' an iron pin at an angle point in the West line of said Warren County School District property as recorded in Deed Book 362 at Page 64; thence continuing along the West line of said warren County School District property as recorded in Deed Book 362 at page 64, West 6.00' to the Point of Beginning and being situated in part of Lots 2 and 4 of the Jett Survey, all located in Vicksburg, Warren County, Mississippi.

                                 EXHIBIT 1.1(B)

                          Horseshoe Contributed Assets



Please see attached as follows:

1.   M/V Queen of the Red  #D1000320
2.   Table Games Inventory                             (1 page)
3.   Queen of the Red Machine Breakdown                (22 pages)
4.   Queen of the Red Warranty Items                   (1 page)
5.   Additional Equipment Inventory                    (3 pages)
6.   All Additional Equipment and Signage now
     located on and used in connection with the
     operation of the Queen of the Red, including
     without limitation, security cameras, counting
     equipment, and coin wrappers.

TABLE GAMES
Inventory
*updated 8/5/97


NO. OF TABLES     TYPE OF TABLE
-------------------------------
33                         Black Jack tables
3                          Caribbean Stud
8                          Craps Table
3                          Let It Ride
1                          Big 6
4                          Roulette tables
1                          Mini Bacc

53= Total Number of Tables

 MANUFACTURER      CABINET STYLE       DENOM.           DESCRIPTION                    SERIAL NUMBER
------------       -------------       ------           -----------                    -------------
Anchor Gaming      Round Top             1        CLEAR WINNER(Dbl Jackpot)                 282076
Anchor Gaming      Round Top             1        CLEAR WINNER(Double Frenzy)               265349
Anchor Gaming      Round Top             1        CLEAR WINNER(Fireworks)                   234770
Anchor Gaming      Round Top             1        CLEAR WINNER(Triple Jackpot)              226328
     IGT           16" Upright Reel      0.05     LOUISIANA NICKELS                         467392
     IGT           16" Upright Reel      0.05     LOUISIANA NICKELS                         467393
     IGT           16" Upright Reel      0.05     LOUISIANA NICKELS                         467388
     IGT           16" Upright Reel      0.05     LOUISIANA NICKELS                         467390
     IGT           16" Upright Reel      0.05     LOUISIANA NICKELS                         467389
     IGT           16" Upright Reel      0.05     LOUISIANA NICKELS                         467391
     IGT           16" Upright Reel      0.05     LOUISIANA NICKELS                         467387
     IGT           16" Upright Reel      0.25     CATS AND DOGS                             441473
     IGT           16" Upright Reel      0.25     FIVE TIMES PAY                            442034
     IGT           16" Upright Reel      0.25     QUARTERMANIA DBL BLKJACK                  467402
     IGT           16" Upright Reel      0.25     QUARTERMANIA DBL DIA DLX                  467405
     IGT           16" Upright Reel      0.25     QUARTERMANIA DBL DIA DLX                  467401
     IGT           16" Upright Reel      0.25     QUARTERMANIA RW&B                         467404
     IGT           16" Upright Reel      0.25     QUARTERMANIA RW&B                         467400
     IGT           16" Upright Reel      0.25     QUARTERMANIA TRIPLE DIA                   467403
     IGT           16" Upright Reel      0.25     RED, WHITE & BLUE                         450999
     IGT           16" Upright Reel      0.25     SUPER 7                                   450880
     IGT           16" Upright Reel      0.25     SUPER 7                                   450889
     IGT           16" Upright Reel      0.25     SUPER 7                                   450886
     IGT           16" Upright Reel      0.25     SUPER 7                                   450890
     IGT           16" Upright Reel      0.25     SUPER 7                                   450888
     IGT           16" Upright Reel      0.25     SUPER 7                                   450883
     IGT           16" Upright Reel      0.25     SUPER 7                                   450884
     IGT           16" Upright Reel      0.25     SUPER 7                                   450882
     IGT           16" Upright Reel      0.25     SUPER 7                                   450891
     IGT           16" Upright Reel      0.25     SUPER 7                                   450892
     IGT           16" Upright Reel      0.25     SUPER 7                                   450887

 MANUFACTURER      CABINET STYLE       DENOM.           DESCRIPTION                    SERIAL NUMBER
------------       -------------       ------           -----------                    -------------
     IGT           16" Upright Reel      0.25     SUPER 7                                   450885
     IGT           16" Upright Reel      0.25     SUPER 7                                   450881
     IGT           16" Upright Reel      0.5      BLACKJACK                                 441540
     IGT           16" Upright Reel      0.5      FAB 50'S WILDSTAR                         467394
                                                  R, W & B
     IGT           16" Upright Reel      0.5      FAB 50'S DD DELUXE                        467398
     IGT           16" Upright Reel      0.5      FAB 50'S DD DELUXE                        467396
     IGT           16" Upright Reel      0.5      FAB 50'S DD DELUXE                        467399
     IGT           16" Upright Reel      0.5      FAB 50'S WILDSTAR R,W,&B                  467395
     IGT           16" Upright Reel      0.5      FAB 50'S WILDSTAR R,W,&B                  467397
     IGT           16" Upright Reel      0.5      JACKPOT JEWELS                            441536
     IGT           16" Upright Reel      0.5      SEVEN SEAS                                441538
     IGT           16" Upright Reel      0.5      WILD CHERRY                               441542
     IGT           16" Upright Reel      1        BALLOON BARS                              442035
     IGT           16" Upright Reel      1        BLACKJACK                                 441539
     IGT           16" Upright Reel      1        CATS AND DOGS                             441472
     IGT           16" Upright Reel      1        CATS AND DOGS                             442026
     IGT           16" Upright Reel      1        CATS AND DOGS                             442021
     IGT           16" Upright Reel      1        DBL DIAMOND DELUXE                        441476
     IGT           16" Upright Reel      1        DBL DIAMOND DELUXE                        442014
     IGT           16" Upright Reel      1        DBL DIAMOND DELUXE                        442015
     IGT           16" Upright Reel      1        DBL DIAMOND DELUXE                        451001
     IGT           16" Upright Reel      1        DBL DIAMOND DELUXE                        441477
     IGT           16" Upright Reel      1        DBL DOLLAR STYLE DBL                      442023
     IGT           16" Upright Reel      1        DBL JACKPOT HAYWIRE                       451002
     IGT           16" Upright Reel      1        DBL JACKPOT HAYWIRE                       442011
     IGT           16" Upright Reel      1        DBL JACKPOT HAYWIRE                       442012
     IGT           16" Upright Reel      1        DBL RED WHITE AND BLUE                    441508
     IGT           16" Upright Reel      1        DBL RED WHITE AND BLUE                    441713
     IGT           16" Upright Reel      1        DOUBLE BLACK TIE                          441504
     IGT           16" Upright Reel      1        DOUBLE BLACKJACK                          441513
     IGT           16" Upright Reel      1        DOUBLE BLACKJACK                          441478
     IGT           16" Upright Reel      1        DOUBLE BLACKJACK                          441514

     IGT           16" Upright Reel      1        DOUBLE CHERRY BAR                         442036
     IGT           16" Upright Reel      1        DOUBLE CHERRY BAR                         442031
     IGT           16" Upright Reel      1        DOUBLE DIAMOND                            441493
     IGT           16" Upright Reel      1        DOUBLE DIAMOND                            451005
     IGT           16" Upright Reel      1        DOUBLE DIAMOND                            441492
     IGT           16" Upright Reel      1        DOUBLE DIAMOND                            441474
     IGT           16" Upright Reel      1        DOUBLE DIAMOND                            441475
     IGT           16" Upright Reel      1        DOUBLE DOUBLE DIAMOND                     441512
     IGT           16" Upright Reel      1        DOUBLE DOUBLE DIAMOND                     442029
     IGT           16" Upright Reel      1        DOUBLE JACKPOT                            441495
     IGT           16" Upright Reel      1        DOUBLE JACKPOT                            441494
     IGT           16" Upright Reel      1        DOUBLE WILD CHERRY                        451003
     IGT           16" Upright Reel      1        FIVE THOUSAND                             442043
     IGT           16" Upright Reel      1        FIVE THOUSAND                             442042
     IGT           16" Upright Reel      1        FIVE TIMES PAY                            442065
     IGT           16" Upright Reel      1        FULL FRUIT WITH BARS                      442064
     IGT           16" Upright Reel      1        GO BANANAS                                442039
     IGT           16" Upright Reel      1        GOLD, SILVER & BRONZ                      450994
     IGT           16" Upright Reel      1        GOLD, SILVER & BRONZ                      441511
     IGT           16" Upright Reel      1        HOME RUN                                  450992
     IGT           16" Upright Reel      1        HOME RUN                                  441499
     IGT           16" Upright Reel      1        HOME RUN                                  441497
     IGT           16" Upright Reel      1        HOT PEPPERS                               442038
     IGT           16" Upright Reel      1        HOT PEPPERS                               441515
     IGT           16" Upright Reel      1        HOT PEPPERS                               441537
     IGT           16" Upright Reel      1        JACKPOT JUNGLE                            441488
     IGT           16" Upright Reel      1        JACKPOT JUNGLE                            442025
     IGT           16" Upright Reel      1        KNOCKDOWN                                 441509
     IGT           16" Upright Reel      1        LOUISIANA LOUIE                           442028
     IGT           16" Upright Reel      1        LOUISIANA LOUIE                           451004
     IGT           16" Upright Reel      1        MAJESTIC 7'S                              441503
     IGT           16" Upright Reel      1        MEGABUCKS BLACKTIE                        467411
     IGT           16" Upright Reel      1        MEGABUCKS DD                              467406
     IGT           16" Upright Reel      1        MEGABUCKS DD                              467409
     IGT           16" Upright Reel      1        MEGABUCKS DD                              467410
     IGT           16" Upright Reel      1        MEGABUCKS RW&B                            467407
     IGT           16" Upright Reel      1        MEGABUCKS RW&B                            467408

     IGT           16" Upright Reel      1        MOOLAH                                    441500
     IGT           16" Upright Reel      1        MOOLAH                                    441510
     IGT           16" Upright Reel      1        PHAROAH'S GOLD                            451043
     IGT           16" Upright Reel      1        PHAROAH'S GOLD                            451042
     IGT           16" Upright Reel      1        PLAYBALL                                  441502
     IGT           16" Upright Reel      1        RED WHITE AND BLUE                        441471
     IGT           16" Upright Reel      1        RED WHITE AND BLUE WSTAR                  441486
     IGT           16" Upright Reel      1        RED, WHITE & BLUE                         451039
     IGT           16" Upright Reel      1        RED, WHITE & BLUE                         442024
     IGT           16" Upright Reel      1        RED, WHITE & BLUE                         442017
     IGT           16" Upright Reel      1        RED, WHITE & BLUE                         441479
     IGT           16" Upright Reel      1        RED, WHITE & BLUE                         442018
     IGT           16" Upright Reel      1        RED, WHITE & BLUE                         441480
     IGT           16" Upright Reel      1        RED, WHITE & BLUE                         442016
     IGT           16" Upright Reel      1        RED, WHITE, & BLUE                        441535
     IGT           16" Upright Reel      1        SCOREBOARD                                442037
     IGT           16" Upright Reel      1        SIERRA SILVER                             442067
     IGT           16" Upright Reel      1        SIERRA SILVER                             450996
     IGT           16" Upright Reel      1        SIERRA SILVER                             441496
     IGT           16" Upright Reel      1        SIZZLIN 7'S                               451008
     IGT           16" Upright Reel      1        SIZZLIN 7'S                               441506
     IGT           16" Upright Reel      1        SLAM DUNK                                 442032
     IGT           16" Upright Reel      1        SLAM DUNK                                 442033
     IGT           16" Upright Reel      1        SPIN TIL YOU WIN                          442058
     IGT           16" Upright Reel      1        SPIN TIL YOU WIN                          442059
     IGT           16" Upright Reel      1        SUPER 7                                   441505
     IGT           16" Upright Reel      1        SUPER BAR                                 451009
     IGT           16" Upright Reel      1        SUPERSTARS                                451000
     IGT           16" Upright Reel      1        TRIPLE BONANZA                            442027
     IGT           16" Upright Reel      1        TRIPLE BONANZA                            442013
     IGT           16" Upright Reel      1        TRIPLE BONANZA                            450997
     IGT           16" Upright Reel      1        TRIPLE BONANZA                            441490
     IGT           16" Upright Reel      1        TRIPLE DIAMOND                            441516
     IGT           16" Upright Reel      1        TRIPLE DIAMOND                            450993
     IGT           16" Upright Reel      1        TRIPLE DOLLAR                             441507
     IGT           16" Upright Reel      1        TRIPLE DOLLARS                            441498
     IGT           16" Upright Reel      1        TRIPLE JACKPOT                            441485
     IGT           16" Upright Reel      1        TRIPLE JACKPOT                            441487
     IGT           16" Upright Reel      1        TRIPLE JACKPOT III                        450995
     IGT           16" Upright Reel      1        TRIPLE JACKPOT III                        442030
     IGT           16" Upright Reel      1        WILD CHERRY                               442055
     IGT           16" Upright Reel      1        WILD CHERRY                               442056
     IGT           16" Upright Reel      1        WILD CHERRY                               441541
     IGT           16" Upright Reel      1        WILD CHERRY                               441482

     IGT           16" Upright Reel      1        WILD CHERRY                               441483
     IGT           16" Upright Reel      1        WILD CHERRY                               441484
     IGT           16" Upright Reel      1        WILD CHERRY                               441489
     IGT           16" Upright Reel      1        WILD CHERRY                               441491
     IGT           16" Upright Reel      1        WILD CHERRY                               441481
     IGT           16" Upright Reel      1        WILD CHERRY                               442022
     IGT           16" Upright Reel      1        WILD STAR                                 442020
     IGT           16" Upright Reel      1        WILD STAR                                 441470
     IGT           16" Upright Reel      1        WILD STAR                                 441469
     IGT           16" Upright Reel      1        WILD STAR RW&B                            442019
     IGT           16" Upright Reel      5        BLACK WIDOW                               441561
     IGT           16" Upright Reel      5        DBL RED WHITE AND BLUE                    441558
     IGT           16" Upright Reel      5        DOUBLE BLACK TIE                          441563
     IGT           16" Upright Reel      5        DOUBLE DIAMOND                            450998
     IGT           16" Upright Reel      5        DOUBLE DIAMOND DLX                        441562
     IGT           16" Upright Reel      5        MOOLAH                                    441560
     IGT           16" Upright Reel      5        MOOLAH                                    441559
     IGT           16" Upright Reel      5        PLAYBALL                                  441501
     IGT           16" Upright Reel      25       DOUBLE DIAMOND                            451244
     IGT           16" Upright Reel      25       DOUBLE DIAMOND                            451243
     IGT           16" Upright Reel      25       RED, WHITE & BLUE                         451241
     IGT           16" Upright Reel      25       RED, WHITE & BLUE                         451242
     IGT           16" Upright Reel      100      DOUBLE DIAMOND                            450751
     IGT           16" Upright Reel      100      RED, WHITE & BLUE                         450750
     IGT            9" Upright Reel      0.05     CARTOON WILD CHERRY                       450762
     IGT            9" Upright Reel      0.05     CARTOON WILD CHERRY                       450760
     IGT            9" Upright Reel      0.05     CARTOON WILD CHERRY                       450758
     IGT            9" Upright Reel      0.05     CARTOON WILD CHERRY                       450761
     IGT            9" Upright Reel      0.05     DOUBLE DIAMOND                            450763
     IGT            9" Upright Reel      0.05     DOUBLE DIAMOND                            450756
     IGT            9" Upright Reel      0.05     DOUBLE DIAMOND                            441524
     IGT            9" Upright Reel      0.05     HAYWIRE                                   450772
     IGT            9" Upright Reel      0.05     JACKPOT JUNGLE                            450755
     IGT            9" Upright Reel      0.05     JACKPOT JUNGLE                            450754
     IGT            9" Upright Reel      0.05     JACKPOT JUNGLE                            450753
     IGT            9" Upright Reel      0.05     JACKPOT JUNGLE                            450752
     IGT            9" Upright Reel      0.05     JOKERS WILD                               450766
     IGT            9" Upright Reel      0.05     JOKERS WILD                               450767
     IGT            9" Upright Reel      0.05     JOKERS WILD                               450769

     IGT            9" Upright Reel      0.05     JOKERS WILD                               450768
     IGT            9" Upright Reel      0.05     RED, WHITE & BLUE                         450757
     IGT            9" Upright Reel      0.05     ROYAL FLUSH QUEEN                         450759
     IGT            9" Upright Reel      0.05     S-SLOT                                    450770
     IGT            9" Upright Reel      0.05     S-SLOT                                    450771
     IGT            9" Upright Reel      0.05     TRIPLE PLAY                               450764
     IGT            9" Upright Reel      0.05     WILDSTAR                                  450773
     IGT            9" Upright Reel      0.25     4TH OF JULY                               452186
     IGT            9" Upright Reel      0.25     4TH OF JULY                               441440
     IGT            9" Upright Reel      0.25     4TH OF JULY                               450959
     IGT            9" Upright Reel      0.25     4TH OF JULY                               441441
     IGT            9" Upright Reel      0.25     4TH OF JULY                               450941
     IGT            9" Upright Reel      0.25     4TH OF JULY                               451294
     IGT            9" Upright Reel      0.25     8 BALL                                    452166
     IGT            9" Upright Reel      0.25     8 BALL                                    441543
     IGT            9" Upright Reel      0.25     BALLOON BARS                              450958
     IGT            9" Upright Reel      0.25     BALLOON BARS                              451310
     IGT            9" Upright Reel      0.25     BLACK WIDOW                               450937
     IGT            9" Upright Reel      0.25     BLACKJACK                                 450950
     IGT            9" Upright Reel      0.25     BLACKJACK                                 442069
     IGT            9" Upright Reel      0.25     BLACKJACK                                 450949
     IGT            9" Upright Reel      0.25     BLACKJACK                                 450948
     IGT            9" Upright Reel      0.25     BLACKJACK                                 442070
     IGT            9" Upright Reel      0.25     BLACKJACK                                 441989
     IGT            9" Upright Reel      0.25     BULLS-EYE                                 452144
     IGT            9" Upright Reel      0.25     BULLS-EYE                                 452145
     IGT            9" Upright Reel      0.25     CANDY BARS                                451332
     IGT            9" Upright Reel      0.25     CARTOON WILD CHERRY                       442116
     IGT            9" Upright Reel      0.25     CARTOON WILD CHERRY                       442113
     IGT            9" Upright Reel      0.25     CARTOON WILD CHERRY                       442114
     IGT            9" Upright Reel      0.25     CARTOON WILD CHERRY                       442111
     IGT            9" Upright Reel      0.25     CORAL REEF                                452143
     IGT            9" Upright Reel      0.25     CORAL REEF                                450952
     IGT            9" Upright Reel      0.25     CORAL REEF                                452142
     IGT            9" Upright Reel      0.25     DBL DIAMOND DELUXE                        452091
     IGT            9" Upright Reel      0.25     DBL DIAMOND DELUXE                        450914
     IGT            9" Upright Reel      0.25     DBL DIAMOND DELUXE                        450915
     IGT            9" Upright Reel      0.25     DBL DIAMOND DELUXE                        452093

     IGT            9" Upright Reel      0.25     DBL DIAMOND DELUXE                        452089
     IGT            9" Upright Reel      0.25     DBL DIAMOND DELUXE                        442080
     IGT            9" Upright Reel      0.25     DBL DIAMOND DELUXE                        450916
     IGT            9" Upright Reel      0.25     DBL DIAMOND DELUXE                        452092
     IGT            9" Upright Reel      0.25     DBL DIAMOND DELUXE                        452087
     IGT            9" Upright Reel      0.25     DBL DIAMOND DELUXE                        451330
     IGT            9" Upright Reel      0.25     DBL DIAMOND DELUXE                        452185
     IGT            9" Upright Reel      0.25     DBL JACKPOT HAYWIRE                       452102
     IGT            9" Upright Reel      0.25     DBL JACKPOT HAYWIRE                       450906
     IGT            9" Upright Reel      0.25     DBL JACKPOT HAYWIRE                       450907
     IGT            9" Upright Reel      0.25     DBL JACKPOT HAYWIRE                       442093
     IGT            9" Upright Reel      0.25     DBL JACKPOT HAYWIRE                       452105
     IGT            9" Upright Reel      0.25     DBL JACKPOT HAYWIRE                       442091
     IGT            9" Upright Reel      0.25     DBL JACKPOT HAYWIRE                       450960
     IGT            9" Upright Reel      0.25     DBL JACKPOT HAYWIRE                       450962
     IGT            9" Upright Reel      0.25     DBL JACKPOT HAYWIRE                       442092
     IGT            9" Upright Reel      0.25     DBL JACKPOT HAYWIRE                       450908
     IGT            9" Upright Reel      0.25     DBL JACKPOT HAYWIRE                       452104
     IGT            9" Upright Reel      0.25     DBL JACKPOT HAYWIRE                       450905
     IGT            9" Upright Reel      0.25     DBL JACKPOT HAYWIRE                       441446
     IGT            9" Upright Reel      0.25     DBL RED WHITE AND BLUE                    450980
     IGT            9" Upright Reel      0.25     DBL RED WHITE AND BLUE                    451302
     IGT            9" Upright Reel      0.25     DOUBLE  WILD CHERRY                       452118


     IGT            9" Upright Reel      0.25     DOUBLE BLACK TIE                          452121
     IGT            9" Upright Reel      0.25     DOUBLE BLACKJACK                          450974
     IGT            9" Upright Reel      0.25     DOUBLE CHERRY BAR                         452139
     IGT            9" Upright Reel      0.25     DOUBLE CHERRY BAR                         451293
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            442121
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            452135
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            442079
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            442077
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            442120
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            452136
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            442078
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            450928
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            452082
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            452086
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            452081
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            452133
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            452084
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            442127
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            442122
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            452085
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            450972
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            450919
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            452131
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            452134
     IGT            9" Upright Reel      0.25     DOUBLE DIAMOND                            450917
     IGT            9" Upright Reel      0.25     DOUBLE DOLLAR                             442083
     IGT            9" Upright Reel      0.25     DOUBLE DOLLAR                             442082
     IGT            9" Upright Reel      0.25     DOUBLE DOLLAR                             442081
     IGT            9" Upright Reel      0.25     DOUBLE JACKPOT                            450973
     IGT            9" Upright Reel      0.25     DOUBLE JACKPOT                            442124
     IGT            9" Upright Reel      0.25     DOUBLE JACKPOT                            450976
     IGT            9" Upright Reel      0.25     DOUBLE JACKPOT                            442123
     IGT            9" Upright Reel      0.25     DOUBLE JACKPOT                            452120
     IGT            9" Upright Reel      0.25     DOUBLE JACKPOT                            452124
     IGT            9" Upright Reel      0.25     DOUBLE JACKPOT                            442087
     IGT            9" Upright Reel      0.25     DOUBLE JACKPOT                            442085
     IGT            9" Upright Reel      0.25     DOUBLE JACKPOT                            442094
     IGT            9" Upright Reel      0.25     DOUBLE JACKPOT                            442086
     IGT            9" Upright Reel      0.25     DOUBLE JACKPOT                            452123
     IGT            9" Upright Reel      0.25     DOUBLE JACKPOT                            442084
     IGT            9" Upright Reel      0.25     DOUBLE JACKPOT                            450934
     IGT            9" Upright Reel      0.25     DOUBLE JACKPOT                            452119
     IGT            9" Upright Reel      0.25     DOUBLE MANIA                              450945
     IGT            9" Upright Reel      0.25     DOUBLE MANIA                              450954


     IGT            9" Upright Reel      0.25     DOUBLE MANIA                              450955
     IGT            9" Upright Reel      0.25     DOUBLE MANIA                              450956
     IGT            9" Upright Reel      0.25     DOUBLE MANIA                              442072
     IGT            9" Upright Reel      0.25     DOUBLE MANIA                              452161
     IGT            9" Upright Reel      0.25     DOUBLE MANIA                              451320
     IGT            9" Upright Reel      0.25     DOUBLE WILD CHERRY                        450963
     IGT            9" Upright Reel      0.25     DOUBLE WILD CHERRY                        442053
     IGT            9" Upright Reel      0.25     DOUBLE WILD CHERRY                        441996
     IGT            9" Upright Reel      0.25     DOUBLE WILD CHERRY                        441450
     IGT            9" Upright Reel      0.25     EARTHQUAKE                                442071
     IGT            9" Upright Reel      0.25     EARTHQUAKE                                452146
     IGT            9" Upright Reel      0.25     EARTHQUAKE                                442135
     IGT            9" Upright Reel      0.25     EARTHQUAKE                                452147
     IGT            9" Upright Reel      0.25     EARTHQUAKE                                442136
     IGT            9" Upright Reel      0.25     FIST FULL OF DOLLARS                      452148
     IGT            9" Upright Reel      0.25     FIST FULL OF DOLLARS                      452149
     IGT            9" Upright Reel      0.25     GOLD MOUNTAIN                             442125
     IGT            9" Upright Reel      0.25     GOLD MOUNTAIN                             452150
     IGT            9" Upright Reel      0.25     GOLD MOUNTAIN                             452137
     IGT            9" Upright Reel      0.25     GOLD MOUNTAIN                             452151
     IGT            9" Upright Reel      0.25     GOLD MOUNTAIN                             442126
     IGT            9" Upright Reel      0.25     GOLD, SILVER & BRONZ                      452138
     IGT            9" Upright Reel      0.25     GOLD, SILVER & BRONZ                      451339
     IGT            9" Upright Reel      0.25     HAYWIRE                                   442089
     IGT            9" Upright Reel      0.25     HAYWIRE                                   452100
     IGT            9" Upright Reel      0.25     HAYWIRE                                   450903
     IGT            9" Upright Reel      0.25     HAYWIRE                                   442090
     IGT            9" Upright Reel      0.25     HAYWIRE                                   442088
     IGT            9" Upright Reel      0.25     HOME RUN                                  450991
     IGT            9" Upright Reel      0.25     HOME RUN                                  442129
     IGT            9" Upright Reel      0.25     HOME RUN                                  450984
     IGT            9" Upright Reel      0.25     HOT PEPPERS                               452154
     IGT            9" Upright Reel      0.25     HOT PEPPERS                               452103
     IGT            9" Upright Reel      0.25     HOT PEPPERS                               452155
     IGT            9" Upright Reel      0.25     JACKPOT JEWELS                            442138
     IGT            9" Upright Reel      0.25     JACKPOT JEWELS                            442073
     IGT            9" Upright Reel      0.25     JACKPOT JEWELS                            450947
     IGT            9" Upright Reel      0.25     JACKPOT JEWELS                            452153


     IGT            9" Upright Reel      0.25     JACKPOT JEWELS                            442137
     IGT            9" Upright Reel      0.25     JACKPOT JUNGLE                            442117
     IGT            9" Upright Reel      0.25     JACKPOT JUNGLE                            442107
     IGT            9" Upright Reel      0.25     JACKPOT JUNGLE                            452111
     IGT            9" Upright Reel      0.25     JACKPOT JUNGLE                            442109
     IGT            9" Upright Reel      0.25     JACKPOT JUNGLE                            452107
     IGT            9" Upright Reel      0.25     JACKPOT JUNGLE                            452108
     IGT            9" Upright Reel      0.25     JACKPOT JUNGLE                            450967
     IGT            9" Upright Reel      0.25     JACKPOT JUNGLE                            452106
     IGT            9" Upright Reel      0.25     JOKERS WILD                               450982
     IGT            9" Upright Reel      0.25     JOKERS WILD                               452177
     IGT            9" Upright Reel      0.25     JOKERS WILD                               452178
     IGT            9" Upright Reel      0.25     LOUISIANA LOUIE                           450929
     IGT            9" Upright Reel      0.25     LOUSIANA LOUIE                            442110
     IGT            9" Upright Reel      0.25     MOOLAH                                    452122
     IGT            9" Upright Reel      0.25     PLAYBALL                                  442132
     IGT            9" Upright Reel      0.25     PLAYBALL                                  452174
     IGT            9" Upright Reel      0.25     PLAYBALL                                  452172
     IGT            9" Upright Reel      0.25     PLAYBALL                                  452176
     IGT            9" Upright Reel      0.25     PLAYBALL                                  452171
     IGT            9" Upright Reel      0.25     PLAYBALL                                  452169
     IGT            9" Upright Reel      0.25     PLAYBALL                                  452173
     IGT            9" Upright Reel      0.25     PLAYBALL                                  451341
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         451044
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         450986
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         442119
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         452130
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         450987
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         442097
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         450970
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         442098
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         452127
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         451045
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         451046
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         452126
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         451047
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         450925
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         451048
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         450983
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         450920
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         452129
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         442095
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         442128
     IGT            9" Upright Reel      0.25     RED, WHITE & BLUE                         451049
     IGT            9" Upright Reel      0.25     SEVENS UP                                 441445
     IGT            9" Upright Reel      0.25     SEVENS UP                                 450940



     IGT          9" Upright Reel        0.25     SIERRA SILVER                             442118
     IGT          9" Upright Reel        0.25     SIZZLIN 7'S                               450961
     IGT          9" Upright Reel        0.25     SIZZLIN 7'S                               452180
     IGT          9" Upright Reel        0.25     SIZZLING 7'S                              450989
     IGT          9" Upright Reel        0.25     SIZZLING 7'S                              450988
     IGT          9" Upright Reel        0.25     SIZZLING 7'S                              442130
     IGT          9" Upright Reel        0.25     SIZZLING 7'S                              450990
     IGT          9" Upright Reel        0.25     SPIN TIL YOU WIN                          441547
     IGT          9" Upright Reel        0.25     STRIKE                                    441551
     IGT          9" Upright Reel        0.25     SUPER 7                                   450979
     IGT          9" Upright Reel        0.25     SUPER 7                                   452179
     IGT          9" Upright Reel        0.25     SUPER 7                                   450902
     IGT          9" Upright Reel        0.25     SUPER BAR                                 450964
     IGT          9" Upright Reel        0.25     SUPER BAR                                 450968
     IGT          9" Upright Reel        0.25     SUPER BAR                                 450965
     IGT          9" Upright Reel        0.25     SUPER JOKER                               452159
     IGT          9" Upright Reel        0.25     SUPER JOKER                               452158
     IGT          9" Upright Reel        0.25     THEME JOKERS WILD                         450981
     IGT          9" Upright Reel        0.25     TRIPLE BONANZA                            441447
     IGT          9" Upright Reel        0.25     TRIPLE CASH                               451289
     IGT          9" Upright Reel        0.25     TRIPLE DIAMOND                            442115
     IGT          9" Upright Reel        0.25     TRIPLE DOLLAR                             441545
     IGT          9" Upright Reel        0.25     TRIPLE JACKPOT                            452095
     IGT          9" Upright Reel        0.25     TRIPLE JACKPOT                            452098
     IGT          9" Upright Reel        0.25     TRIPLE JACKPOT                            450927
     IGT          9" Upright Reel        0.25     TRIPLE JACKPOT                            452099
     IGT          9" Upright Reel        0.25     TRIPLE JACKPOT                            452097
     IGT          9" Upright Reel        0.25     TRIPLE JACKPOT                            452096
     IGT          9" Upright Reel        0.25     TRIPLE JACKPOT                            450926
     IGT          9" Upright Reel        0.25     TRIPLE JACKPOT III                        451313
     IGT          9" Upright Reel        0.25     TRIPLE JACKPOT III                        451286
     IGT          9" Upright Reel        0.25     TRIPLE PLAY                               450933
     IGT          9" Upright Reel        0.25     TRIPLE PLAY                               450932
     IGT          9" Upright Reel        0.25     TRIPLE PLAY                               441444
     IGT          9" Upright Reel        0.25     TRIPLE PLAY                               452140
     IGT          9" Upright Reel        0.25     TRIPLE PLAY                               441443
     IGT          9" Upright Reel        0.25     TRIPLE TRIPLE DIAMOND                     450936
     IGT          9" Upright Reel        0.25     TRIPLE TRIPLE DIAMOND                     452167
     IGT          9" Upright Reel        0.25     TRIPLE TRIPLE DIAMOND                     450969
     IGT          9" Upright Reel        0.25     TRIPLE TRIPLE DIAMOND                     450930
     IGT          9" Upright Reel        0.25     VOLCANO                                   452156
     IGT          9" Upright Reel        0.25     VOLCANO                                   450939



     IGT          9" Upright Reel        0.25     VOLCANO                                   450938
     IGT          9" Upright Reel        0.25     VOLCANO                                   452157
     IGT          9" Upright Reel        0.25     WILD CHERRY                               452116
     IGT          9" Upright Reel        0.25     WILD CHERRY                               450909
     IGT          9" Upright Reel        0.25     WILD CHERRY                               452112
     IGT          9" Upright Reel        0.25     WILD CHERRY                               442104
     IGT          9" Upright Reel        0.25     WILD CHERRY                               450910
     IGT          9" Upright Reel        0.25     WILD CHERRY                               450911
     IGT          9" Upright Reel        0.25     WILD CHERRY                               442103
     IGT          9" Upright Reel        0.25     WILD CHERRY                               450913
     IGT          9" Upright Reel        0.25     WILD CHERRY                               452113
     IGT          9" Upright Reel        0.25     WILD CHERRY                               452114
     IGT          9" Upright Reel        0.25     WILD CHERRY                               452117
     IGT          9" Upright Reel        0.25     WILD CHERRY                               442105
     IGT          9" Upright Reel        0.25     WILD STAR                                 452077
     IGT          9" Upright Reel        0.25      WILD STAR                                 442102
     IGT          9" Upright Reel        0.25     WILD STAR                                 452080
     IGT          9" Upright Reel        0.25     WILD STAR                                 452076
     IGT          9" Upright Reel        0.25     WILD STAR                                 450924
     IGT          9" Upright Reel        0.25     WILD STAR                                 450923
     IGT          9" Upright Reel        0.25     WILD STAR                                 452079
     IGT          9" Upright Reel        0.25     WILD STAR                                 452078
     IGT          9" Upright Reel        0.25     WILD STAR                                 442099
     IGT          9" Upright Reel        0.25     WILD STAR                                 442101
     IGT          9" Upright Reel        0.25     WILD STAR                                 442100
     IGT          9" Upright Reel        0.25     WILD STAR                                 452182
     IGT          9" Upright Reel        0.25     WIN, PLACE OR SHOW                        452164
     IGT          9" Upright Reel        0.25     WIN, PLACE, OR SHOW                       450944
     IGT          9" Upright Reel        0.25      WIN, PLACE, OR SHOW                       450943
     IGT          9" Upright Reel         0.5     4TH OF JULY                               442001
     IGT          9" Upright Reel         0.5     DBL DOLLAR STYLE DBL                      442002
     IGT          9" Upright Reel         0.5     DBL JACKPOT HAYWIRE                       441999
     IGT          9" Upright Reel         0.5     DBL JACKPOT HAYWIRE                       450791
     IGT          9" Upright Reel         0.5     DBL JACKPOT HAYWIRE                       441998
     IGT          9" Upright Reel         0.5     DOUBLE DIAMOND                            442003
     IGT          9" Upright Reel         0.5     DOUBLE JACKPOT                            450788
     IGT          9" Upright Reel         0.5     DOUBLE JACKPOT                            450789
     IGT          9" Upright Reel         0.5     DOUBLE JACKPOT                            450787
     IGT          9" Upright Reel         0.5     DOUBLE WILD CHERRY                        450792



     IGT          9" Upright Reel         0.5     JACKPOT JEWELS                            442000
     IGT          9" Upright Reel         0.5     RED, WHITE & BLUE                         442004
     IGT          9" Upright Reel         0.5     TRIPLE JACKPOT                            450790
     IGT          9" Upright Reel           1     4TH OF JULY                               452141
     IGT          9" Upright Reel           1     4TH OF JULY                               451295
     IGT          9" Upright Reel           1     4TH OF JULY                               451296
     IGT          9" Upright Reel           1     BALLOON BARS                              450957
     IGT          9" Upright Reel           1     BALLOON BARS                              451309
     IGT          9" Upright Reel           1     BLACK WIDOW                               451326
     IGT          9" Upright Reel           1     BLACKJACK                                 441993
     IGT          9" Upright Reel           1     BLACKJACK                                 451343
     IGT          9" Upright Reel           1     BLACKJACK                                 441995
     IGT          9" Upright Reel           1     BLACKJACK                                 441991
     IGT          9" Upright Reel           1     BLACKJACK                                 451342
     IGT          9" Upright Reel           1     BLACKJACK                                 451299
     IGT          9" Upright Reel           1     BLACKJACK                                 441994
     IGT          9" Upright Reel           1     CANDY BARS                                441557
     IGT          9" Upright Reel           1     CARTOON WILD CHERRY                       442112
     IGT          9" Upright Reel           1     CATS AND DOGS                             452160
     IGT          9" Upright Reel           1     DBL DIAMOND DELUXE                        452088
     IGT          9" Upright Reel           1     DBL DIAMOND DELUXE                        452090
     IGT          9" Upright Reel           1     DBL DIAMOND DELUXE                        441449
     IGT          9" Upright Reel           1     DBL DIAMOND DELUXE                        452184
     IGT          9" Upright Reel           1     DBL DIAMOND DELUXE                        441448
     IGT          9" Upright Reel           1     DBL JACKPOT HAYWIRE                       451306
     IGT          9" Upright Reel           1     DOUBLE BLACKJACK                          452109
     IGT          9" Upright Reel           1     DOUBLE CHERRY BAR                         451297
     IGT          9" Upright Reel           1     DOUBLE DIAMOND                            452083
     IGT          9" Upright Reel           1     DOUBLE DIAMOND                            452132
     IGT          9" Upright Reel           1     DOUBLE DOLLAR                             451325
     IGT          9" Upright Reel           1     DOUBLE DOUBLE DIAMOND                     451311
     IGT          9" Upright Reel           1     DOUBLE JACKPOT                            450975
     IGT          9" Upright Reel           1     DOUBLE JACKPOT                            441459
     IGT          9" Upright Reel           1     DOUBLE JACKPOT                            441453
     IGT          9" Upright Reel           1     DOUBLE JACKPOT                            441454
     IGT          9" Upright Reel           1     DOUBLE MANIA                              450946


     IGT          9" Upright Reel           1     DOUBLE MANIA                              451319
     IGT          9" Upright Reel           1     DOUBLE WILD CHERRY                        441442
     IGT          9" Upright Reel           1     FIVE TIMES PAY                            451324
     IGT          9" Upright Reel           1     FIVE TIMES PAY                            451333
     IGT          9" Upright Reel           1     FIVE TIMES PAY                            451323
     IGT          9" Upright Reel           1     GO BANANAS                                441556
     IGT          9" Upright Reel           1     GOLD, SILVER & BRONZ                      452125
     IGT          9" Upright Reel           1     HAYWIRE                                   450904
     IGT          9" Upright Reel           1     HAYWIRE                                   451321
     IGT          9" Upright Reel           1     HAYWIRE                                   441452
     IGT          9" Upright Reel           1     HAYWIRE                                   451301
     IGT          9" Upright Reel           1     HAYWIRE                                   451322
     IGT          9" Upright Reel           1     HURRICANE                                 452163
     IGT          9" Upright Reel           1     JACKPOT JEWELS                            452152
     IGT          9" Upright Reel           1     JACKPOT JEWELS                            451314
     IGT          9" Upright Reel           1     JACKPOT JUNGLE                            451334
     IGT          9" Upright Reel           1     JOKERS WILD                               442133
     IGT          9" Upright Reel           1     JOKERS WILD                               441456
     IGT          9" Upright Reel           1     LEAP FROG                                 451298
     IGT          9" Upright Reel           1     LOIUSIANA LOUIE                           450901
     IGT          9" Upright Reel           1     LOUISIANA LOUIE                           452165
     IGT          9" Upright Reel           1     MOOLAH                                    451316
     IGT          9" Upright Reel           1     PLAYBALL                                  452170
     IGT          9" Upright Reel           1     PLAYBALL                                  452168
     IGT          9" Upright Reel           1     PLAYBALL                                  452175
     IGT          9" Upright Reel           1     PLAYBALL                                  451340
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         450985
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         442108
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         450978
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         450922
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         450935
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         450971
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         452128
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         450921
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         450966
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         442096
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         451303
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         451317
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         451307
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         451300
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         441457
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         451318
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         451312
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         451331



     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         441990
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         441552
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         441546
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         451327
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         441458
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         441455
     IGT          9" Upright Reel           1     RED, WHITE & BLUE                         451338
     IGT          9" Upright Reel           1     RED, WHITE & BLUE DLX  WS                 451329
     IGT          9" Upright Reel           1     SIERRA SILVER                             451335
     IGT          9" Upright Reel           1     SIZZLIN 7'S                               450951
     IGT          9" Upright Reel           1     SPIN TIL YOU WIN                          441549
     IGT          9" Upright Reel           1     SPIN TIL YOU WIN                          441548
     IGT          9" Upright Reel           1     SPIN TIL YOU WIN                          441550
     IGT          9" Upright Reel           1     SUPER 7                                   442134
     IGT          9" Upright Reel           1     SUPER 7                                   450977
     IGT          9" Upright Reel           1     SUPER BAR                                 451287
     IGT          9" Upright Reel           1     SUPER BAR                                 451288
     IGT          9" Upright Reel           1     SUPER BAR                                 451290
     IGT          9" Upright Reel           1     SUPERSTARS                                441555
     IGT          9" Upright Reel           1     TRIPLE CASH                               450765
     IGT          9" Upright Reel           1     TRIPLE DIAMOND                            441553
     IGT          9" Upright Reel           1     TRIPLE DIAMOND                            441554
     IGT          9" Upright Reel           1     TRIPLE DIAMOND                            451291
     IGT          9" Upright Reel           1     TRIPLE DIAMOND                            451292
     IGT          9" Upright Reel           1     TRIPLE DOLLAR                             451328
     IGT          9" Upright Reel           1     TRIPLE DOLLAR                             441544
     IGT          9" Upright Reel           1     TRIPLE DOLLAR                             451304
     IGT          9" Upright Reel           1     TRIPLE DOLLARS                            452110
     IGT          9" Upright Reel           1     TRIPLE DOLLARS                            441997
     IGT          9" Upright Reel           1     TRIPLE JACKPOT                            452094
     IGT          9" Upright Reel           1     WILD CHERRY                               442106
     IGT          9" Upright Reel           1     WILD CHERRY                               450912
     IGT          9" Upright Reel           1     WILD CHERRY                               452115
     IGT          9" Upright Reel           1     WILD STAR                                 450774
     IGT          9" Upright Reel           1     WILD STAR                                 451050
     IGT          9" Upright Reel           1     WILD STAR                                 452183
     IGT          9" Upright Reel           1     WILD STAR                                 451007
     IGT          9" Upright Reel           1     WILD STAR                                 451337
     IGT          9" Upright Reel           1     WILD STAR                                 452181
     IGT          9" Upright Reel           1     WILD STAR                                 441451
     IGT          9" Upright Reel           5     BALLOON BARS                              451308
     IGT          9" Upright Reel           5     BLACKJACK                                 441992
     IGT          9" Upright Reel           5     DBL RED WHITE AND BLUE                    451336
     IGT          9" Upright Reel           5     DOUBLE DIAMOND                            451305



     IGT          9" Upright Reel           5     DOUBLE WILD CHERRY                        442054
     IGT          9" Upright Reel           5     TRIPLE JACKPOT                            451315
     IGT          9" Upright Reel           I.00  TRIPLE BONANZA                            450931
     IGT          Bar Top Poker             0.25  BONUS POKER                               456816
     IGT          Bar Top Poker             0.25  BONUS POKER                               456817
     IGT          Bar Top Poker             0.25  BONUS POKER                               456818
     IGT          Bar Top Poker             0.25  BONUS POKER                               456819
     IGT          Bar Top Poker             0.25  BONUS POKER                               456820
     IGT          Bar Top Poker             0.25  BONUS POKER                               456821
     IGT          Bar Top Poker             0.25  BONUS POKER                               456824
     IGT          Bar Top Poker             0.25  BONUS POKER                               456825
     IGT          Bar Top Poker             0.25  BONUS POKER                               456826
     IGT          Bar Top Poker             0.25  DUECES WILD POKER                         456833
     IGT          Bar Top Poker             0.25  DUECES WILD POKER                         456832
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456799
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456800
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456801
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456802
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456803
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456804
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456805
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456806
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456807
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456808
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456809
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456810
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456813
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456814
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456839
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456827
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456828
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456829
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456834
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456830
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456831
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456842
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456840
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456843
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456844
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456845
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456847
     IGT          Bar Top Poker             0.25  JACKS OR BETTER                           456848
     IGT          Bar Top Poker             0.25  JOKER POKER                               456836


     IGT          Bar Top Poker             0.25  JOKER POKER                               456837
     IGT          Bar Top Poker             0.25  JOKER POKER                               456838
     IGT          Dbl Scr                   0.25  KENO                                      457672
     IGT          Dbl Scr                   0.25  KENO                                      457678
     IGT          Dbl Scr                   0.25  KENO                                      457683
     IGT          Dbl Scr                   0.25  KENO                                      457679
     IGT          Dbl Scr                   0.25  KENO                                      457680
     IGT          Dbl Scr                   0.25  KENO                                      457681
     IGT          Dbl Scr                   0.25  KENO                                      457684
     IGT          Dbl Scr                   0.25  KENO                                      457682
     IGT          Dbl Scr                   0.25  KENO                                      457673
     IGT          Round Top                 0.25  4TH OF JULY                               451025
     IGT          Round Top                 0.25  BLACK WIDOW                               451030
     IGT          Round Top                 0.25  DBL DIAMOND DELUXE                        451028
     IGT          Round Top                 0.25  DBL DIAMOND DELUXE                        451027
     IGT          Round Top                 0.25  DBL DIAMOND DELUXE                        441521
     IGT          Round Top                 0.25  DBL DIAMOND DELUXE                        450866
     IGT          Round Top                 0.25  DBL DOLLAR STYLE DBL                      451034
     IGT          Round Top                 0.25  DBL JACKPOT HAYWIRE                       451020
     IGT          Round Top                 0.25  DBL JACKPOT HAYWIRE                       450893
     IGT          Round Top                 0.25  DBL JACKPOT HAYWIRE                       451194
     IGT          Round Top                 0.25  DBL JACKPOT HAYWIRE                       450896
     IGT          Round Top                 0.25  DBL JACKPOT HAYWIRE                       450898
     IGT          Round Top                 0.25  DBL JACKPOT HAYWIRE                       450895
     IGT          Round Top                 0.25  DBL JACKPOT HAYWIRE                       450899
     IGT          Round Top                 0.25  DBL JACKPOT HAYWIRE                       451195
     IGT          Round Top                 0.25  DBL JACKPOT HAYWIRE                       451196
     IGT          Round Top                 0.25  DBL JACKPOT HAYWIRE                       450897
     IGT          Round Top                 0.25  DBL JACKPOT HAYWIRE                       451197
     IGT          Round Top                 0.25  DBL JACKPOT HAYWIRE                       450894



     IGT          Round Top                 0.25  DBL JACKPOT HAYWIRE                       451021
     IGT          Round Top                 0.25  DBL JACKPOT HAYWIRE                       442048
     IGT          Round Top                 0.25  DBL JACKPOT HAYWIRE                       441520
     IGT          Round Top                 0.25  DBL JACKPOT HAYWIRE                       452101
     IGT          Round Top                 0.25  DOUBLE DIAMOND                            442063
     IGT          Round Top                 0.25  DOUBLE DIAMOND                            451232
     IGT          Round Top                 0.25  DOUBLE DIAMOND                            451231
     IGT          Round Top                 0.25  DOUBLE DIAMOND                            451240
     IGT          Round Top                 0.25  DOUBLE DIAMOND                            451239
     IGT          Round Top                 0.25  DOUBLE DIAMOND                            451036
     IGT          Round Top                 0.25  DOUBLE DIAMOND                            442062
     IGT          Round Top                 0.25  DOUBLE DIAMOND                            442061
     IGT          Round Top                 0.25  DOUBLE DIAMOND                            451233
     IGT          Round Top                 0.25  DOUBLE DIAMOND                            442040
     IGT          Round Top                 0.25  DOUBLE DIAMOND                            442041
     IGT          Round Top                 0.25  DOUBLE DIAMOND                            450918
     IGT          Round Top                 0.25  DOUBLE JACKPOT                            442060
     IGT          Round Top                 0.25  DOUBLE WILD CHERRY                        451019
     IGT          Round Top                 0.25  EARTHQUAKE                                441525
     IGT          Round Top                 0.25  GOLD MOUNTAIN                             451234
     IGT          Round Top                 0.25  GOLD MOUNTAIN                             451235
     IGT          Round Top                 0.25  GOLD MOUNTAIN                             451237
     IGT          Round Top                 0.25  GOLD MOUNTAIN                             451238
     IGT          Round Top                 0.25  GOLD MOUNTAIN                             441532
     IGT          Round Top                 0.25  HAYWIRE                                   451014
     IGT          Round Top                 0.25  HAYWIRE                                   442046
     IGT          Round Top                 0.25  HAYWIRE                                   442045
     IGT          Round Top                 0.25  HAYWIRE                                   442047
     IGT          Round Top                 0.25  JACKPOT JEWELS                            442074
     IGT          Round Top                 0.25  JACKPOT JUNGLE                            442050
     IGT          Round Top                 0.25  PHARAOH' S GOLD                           441533
     IGT          Round Top                 0.25  PHARAOH'S GOLD                            441534
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         451204
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         451201
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         451198
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         451207
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         451202
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         451205
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         451200
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         451208

     IGT          Round Top                 0.25  RED, WHITE & BLUE                         451203
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         451209
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         451199
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         451010
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         451012
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         451011
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         450847
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         450840
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         450845
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         450851
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         450839
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         450843
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         450849
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         450850
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         450848
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         450846
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         450841
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         450844
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         442009
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         451037
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         442131
     IGT          Round Top                 0.25  RED, WHITE & BLUE                         442051
     IGT          Round Top                 0.25  SLAM DUNK                                 451032
     IGT          Round Top                 0.25  SLAM DUNK                                 451031
     IGT          Round Top                 0.25  SPIN TIL YOU WIN                          451029
     IGT          Round Top                 0.25  SUPER BAR                                 451006
     IGT          Round Top                 0.25  TOUCH DOWN                                442066
     IGT          Round Top                 0.25  WILD CHERRY                               451018
     IGT          Round Top                 0.25  WILD CHERRY                               451017
     IGT          Round Top                 0.25  WILD CHERRY                               441528
     IGT          Round Top                 0.25  WILD CHERRY                               451016
     IGT          Round Top                 0.25  WILD CHERRY                               441527
     IGT          Round Top                 0.25  WILD STAR                                 442057
     IGT          Round Top                 0.25  WILD STAR                                 441523
     IGT          Round Top                 0.25  WILDSTAR                                  451013
     IGT          Round Top                 0.5   DBL DIAMOND DELUXE                        450785
     IGT          Round Top                 0.5   DBL DIAMOND DELUXE                        450783
     IGT          Round Top                 0.5   DBL DIAMOND DELUXE                        450786
     IGT          Round Top                 0.5   DBL DIAMOND DELUXE                        450799
     IGT          Round Top                 0.5   DBL DIAMOND DELUXE                        450784
     IGT          Round Top                 0.5   DBL DIAMOND DELUXE                        450798

     IGT          Round Top                 0.5   DBL DIAMOND DELUXE                        450781
     IGT          Round Top                 0.5   DBL DIAMOND DELUXE                        450782
     IGT          Round Top                 0.5   DOUBLE DIAMOND                            450796
     IGT          Round Top                 0.5   DOUBLE DIAMOND                            450780
     IGT          Round Top                 0.5   DOUBLE DIAMOND                            450779
     IGT          Round Top                 0.5   DOUBLE DIAMOND                            450794
     IGT          Round Top                 0.5   DOUBLE DIAMOND                            450778
     IGT          Round Top                 0.5   DOUBLE DIAMOND                            450793
     IGT          Round Top                 0.5   DOUBLE DIAMOND                            450777
     IGT          Round Top                 0.5   DOUBLE DIAMOND                            450797
     IGT          Round Top                 0.5   DOUBLE DIAMOND                            450776
     IGT          Round Top                 0.5   DOUBLE DIAMOND                            450795
     IGT          Round Top                 0.5   DOUBLE DIAMOND                            450775
     IGT          Round Top                 0.5   RED, WHITE & BLUE                         450870
     IGT          Round Top                 0.5   RED, WHITE & BLUE                         450867
     IGT          Round Top                 0.5   RED, WHITE & BLUE                         450874
     IGT          Round Top                 0.5   RED, WHITE & BLUE                         450873
     IGT          Round Top                 0.5   RED, WHITE & BLUE                         450875
     IGT          Round Top                 0.5   RED, WHITE & BLUE                         450868
     IGT          Round Top                 0.5   RED, WHITE & BLUE                         450879
     IGT          Round Top                 0.5   RED, WHITE & BLUE                         450872
     IGT          Round Top                 0.5   RED, WHITE & BLUE                         450877
     IGT          Round Top                 0.5   RED, WHITE & BLUE                         450869
     IGT          Round Top                 0.5   RED, WHITE & BLUE                         450878
     IGT          Round Top                 0.5   RED, WHITE & BLUE                         450871
     IGT          Round Top                 0.5   RED, WHITE & BLUE                         450876
     IGT          Round Top                   1   8 BALL                                    441519
     IGT          Round Top                   1   BALLOON BARS                              441518
     IGT          Round Top                   1   DBL $ DOUBLE JACKPOT                      441522
     IGT          Round Top                   1   DBL $ DOUBLE JACKPOT                      442044
     IGT          Round Top                   1   DBL DIAMOND DELUXE                        450862
     IGT          Round Top                   1   DBL DIAMOND DELUXE                        450861
     IGT          Round Top                   1   DBL DIAMOND DELUXE                        442006
     IGT          Round Top                   1   DBL DIAMOND DELUXE                        450863
     IGT          Round Top                   1   DBL DIAMOND DELUXE                        450859
     IGT          Round Top                   1   DBL DIAMOND DELUXE                        450864

     IGT          Round Top                   1   DBL DIAMOND DELUXE                        450865
     IGT          Round Top                   1   DBL DOLLAR STYLE DBL                      451275
     IGT          Round Top                   1   DBL DOLLAR STYLE DBL                      441466
     IGT          Round Top                   1   DBL JACKPOT HAYWIRE                       451022
     IGT          Round Top                   1   DBL JACKPOT HAYWIRE                       451023
     IGT          Round Top                   1   DOUBLE BLACK TIE                          441530
     IGT          Round Top                   1   DOUBLE CHERRY BAR                         442076
     IGT          Round Top                   1   DOUBLE DIAMOND                            451035
     IGT          Round Top                   1   DOUBLE DIAMOND                            450853
     IGT          Round Top                   1   DOUBLE DIAMOND                            450857
     IGT          Round Top                   1   DOUBLE DIAMOND                            450852
     IGT          Round Top                   1   DOUBLE DIAMOND                            450858
     IGT          Round Top                   1   DOUBLE DIAMOND                            450856
     IGT          Round Top                   1   DOUBLE DIAMOND                            450854
     IGT          Round Top                   1   DOUBLE DIAMOND                            450855
     IGT          Round Top                   1   DOUBLE DIAMOND                            441462
     IGT          Round Top                   1   DOUBLE DIAMOND                            442005
     IGT          Round Top                   1   DOUBLE DIAMOND                            441529
     IGT          Round Top                   1   DOUBLE JACKPOT                            451033
     IGT          Round Top                   1   DOUBLE JACKPOT                            451279
     IGT          Round Top                   1   DOUBLE JACKPOT                            451278
     IGT          Round Top                   1   DOUBLE WILD CHERRY                        450834
     IGT          Round Top                   1   DOUBLE WILD CHERRY                        450837
     IGT          Round Top                   1   DOUBLE WILD CHERRY                        450838
     IGT          Round Top                   1   DOUBLE WILD CHERRY                        450816
     IGT          Round Top                   1   DOUBLE WILD CHERRY                        450811
     IGT          Round Top                   1   DOUBLE WILD CHERRY                        450810
     IGT          Round Top                   1   DOUBLE WILD CHERRY                        450812
     IGT          Round Top                   1   DOUBLE WILD CHERRY                        450836
     IGT          Round Top                   1   DOUBLE WILD CHERRY                        450813

     IGT          Round Top                   1   DOUBLE WILD CHERRY                        450832
     IGT          Round Top                   1   DOUBLE WILD CHERRY                        450815
     IGT          Round Top                   1   DOUBLE WILD CHERRY                        450835
     IGT          Round Top                   1   DOUBLE WILD CHERRY                        450831
     IGT          Round Top                   1   DOUBLE WILD CHERRY                        441465
     IGT          Round Top                   1   DOUBLE WILD CHERRY                        450829
     IGT          Round Top                   1   DOUBLE WILD CHERRY                        450833
     IGT          Round Top                   1   DOUBLE WILD CHERRY                        450817
     IGT          Round Top                   1   DOUBLE WILD CHERRY                        450814
     IGT          Round Top                   1   DOUBLE WILD CHERRY                        450830
     IGT          Round Top                   1   FIVE TIMES PAY                            441461
     IGT          Round Top                   1   GOLD MOUNTAIN                             441531
     IGT          Round Top                   1   HAYWIRE                                   451015
     IGT          Round Top                   1   HAYWIRE                                   442007
     IGT          Round Top                   1   HAYWIRE                                   451284
     IGT          Round Top                   1   HOME RUN                                  451041
     IGT          Round Top                   1   HURRICANE                                 451274
     IGT          Round Top                   1   KNOCK DOWN                                451282
     IGT          Round Top                   1   KNOCK DOWN                                451283
     IGT          Round Top                   1   PLAYBALL                                  442068
     IGT          Round Top                   1   RED, WHITE & BLUE                         450842
     IGT          Round Top                   1   RED, WHITE & BLUE                         441463
     IGT          Round Top                   1   RED, WHITE & BLUE                         442008
     IGT          Round Top                   1   SATELLITE                                 441467
     IGT          Round Top                   1   SIZZLIN 7'S                               442049
     IGT          Round Top                   1   TRIPLE DIAMOND                            451229
     IGT          Round Top                   1   TRIPLE DIAMOND                            451214
     IGT          Round Top                   1   TRIPLE DIAMOND                            451217
     IGT          Round Top                   1   TRIPLE DIAMOND                            451228
     IGT          Round Top                   1   TRIPLE DIAMOND                            451218
     IGT          Round Top                   1   TRIPLE DIAMOND                            451216
     IGT          Round Top                   1   TRIPLE DIAMOND                            451223
     IGT          Round Top                   1   TRIPLE DIAMOND                            451212
     IGT          Round Top                   1   TRIPLE DIAMOND                            451224
     IGT          Round Top                   1   TRIPLE DIAMOND                            451219
     IGT          Round Top                   1   TRIPLE DIAMOND                            451222

     IGT          Round Top                   1  TRIPLE DIAMOND                            451211
     IGT          Round Top                   1  TRIPLE DIAMOND                            451221
     IGT          Round Top                   1  TRIPLE DIAMOND                            451213
     IGT          Round Top                   1  TRIPLE DIAMOND                            451230
     IGT          Round Top                   1  TRIPLE DIAMOND                            451227
     IGT          Round Top                   1  TRIPLE DIAMOND                            451210
     IGT          Round Top                   1  TRIPLE DIAMOND                            451220
     IGT          Round Top                   1  TRIPLE DIAMOND                            451225
     IGT          Round Top                   1  TRIPLE DOLLARS                            451281
     IGT          Round Top                   1  WILD CHERRY                               450809
     IGT          Round Top                   1  WILD CHERRY                               450822
     IGT          Round Top                   1  WILD CHERRY                               450818
     IGT          Round Top                   1  WILD CHERRY                               450808
     IGT          Round Top                   1  WILD CHERRY                               450827
     IGT          Round Top                   1  WILD CHERRY                               450820
     IGT          Round Top                   1  WILD CHERRY                               450821
     IGT          Round Top                   1  WILD CHERRY                               450826
     IGT          Round Top                   1  WILD CHERRY                               450828
     IGT          Round Top                   1  WILD CHERRY                               450825
     IGT          Round Top                   1  WILD CHERRY                               450803
     IGT          Round Top                   1  WILD CHERRY                               450802
     IGT          Round Top                   1  WILD CHERRY                               450824
     IGT          Round Top                   1  WILD CHERRY                               450805
     IGT          Round Top                   1  WILD CHERRY                               450804
     IGT          Round Top                   1  WILD CHERRY                               450806
     IGT          Round Top                   1  WILD CHERRY                               450800
     IGT          Round Top                   1  WILD CHERRY                               450823
     IGT          Round Top                   1  WILD CHERRY                               450807
     IGT          Round Top                   1  WILD CHERRY                               450819
     IGT          Round Top                   1  WILD CHERRY                               450801
     IGT          Round Top                   5  BALLOON BARS                              451280
     IGT          Round Top                   5  BALLOON BARS                              441468
     IGT          Round Top                   5  BALLOON BARS                              441460
     IGT          Round Top                   5  BALLOON BARS                              451285
     IGT          Round Top                   5  DBL DIAMOND DELUXE                        451026
     IGT          Round Top                   5  DBL DIAMOND DELUXE                        450860
     IGT          Round Top                   5  DBL DOLLAR STYLE DBL                      451276
     IGT          Round Top                   5  DOUBLE DIAMOND                            451249
     IGT          Round Top                   5  DOUBLE DIAMOND                            451257
     IGT          Round Top                   5  DOUBLE DIAMOND                            451256
     IGT          Round Top                   5  DOUBLE DIAMOND                            451259
     IGT          Round Top                   5  DOUBLE DIAMOND                            451254
     IGT          Round Top                   5  DOUBLE DIAMOND                            451252

     IGT          Round Top                   5   DOUBLE DIAMOND                            451250
     IGT          Round Top                   5   DOUBLE DIAMOND                            451270
     IGT          Round Top                   5   DOUBLE DIAMOND                            451255
     IGT          Round Top                   5   DOUBLE DIAMOND                            451253
     IGT          Round Top                   5   DOUBLE DIAMOND                            451258
     IGT          Round Top                   5   DOUBLE JACKPOT                            451261
     IGT          Round Top                   5   DOUBLE JACKPOT                            451260
     IGT          Round Top                   5   GOLD MOUNTAIN                             451236
     IGT          Round Top                   5   HAYWIRE                                   451273
     IGT          Round Top                   5   HOME RUN                                  451265
     IGT          Round Top                   5   HOME RUN                                  451264
     IGT          Round Top                   5   HOME RUN                                  451262
     IGT          Round Top                   5   HOME RUN                                  451263
     IGT          Round Top                   5   HURRICANE                                 441526
     IGT          Round Top                   5   JACKPOT JEWELS                            451215
     IGT          Round Top                   5   MOOLAH                                    451226
     IGT          Round Top                   5   MOOLAH                                    451266
     IGT          Round Top                   5   RED, WHITE & BLUE                         451206
     IGT          Round Top                   5   RED, WHITE & BLUE                         451038
     IGT          Round Top                   5   RED, WHITE & BLUE                         451247
     IGT          Round Top                   5   RED, WHITE & BLUE                         451246
     IGT          Round Top                   5   RED, WHITE & BLUE                         451248
     IGT          Round Top                   5   RED, WHITE & BLUE                         451245
     IGT          Round Top                   5   TRIPLE DIAMOND                            451024
     IGT          Round Top                   5   TRIPLE DIAMOND                            451277
     IGT          Round Top                   5   WILD CHERRY                               442010
     IGT          Round Top                   5   WILD CHERRY                               441464
     IGT          Round Top                   5   WILD CHERRY                               451268
     IGT          Round Top                   5   WILD CHERRY                               451271
     IGT          Round Top                   5   WILD CHERRY                               451269
     IGT          Round Top                   5   WILDSTAR                                  451272
     IGT          Round Top                   5   WILDSTAR                                  451267
     IGT          Round Top                   5   WILDSTAR                                  451251
     IGT          Slant Top                0.25   4TH OF JULY                               457419
     IGT          Slant Top                0.25   4TH OF JULY                               457430
     IGT          Slant Top                0.25   4TH OF JULY                               457429
     IGT          Slant Top                0.25   4TH OF JULY                               457418
     IGT          Slant Top                0.25   4TH OF JULY                               457428
     IGT          Slant Top                0.25   BALLOON BARS                              457443
     IGT          Slant Top                0.25   BLACKJACK                                 457416
     IGT          Slant Top                0.25   BLACKJACK                                 457431
     IGT          Slant Top                0.25   BLACKJACK                                 457432
     IGT          Slant Top                0.25   BLACKJACK                                 457417
     IGT          Slant Top                0.25   DBL DIAMOND DELUXE                        457434
     IGT          Slant Top                0.25   DBL DIAMOND DELUXE                        457433


     IGT          Slant Top                0.25   DBL DIAMOND DELUXE                        457450
     IGT          Slant Top                0.25   DOUBLE DIAMOND                            457449
     IGT          Slant Top                0.25   GOLD MOUNTAIN                             457420
     IGT          Slant Top                0.25   GOLD, SILVER & BRONZ                      457422
     IGT          Slant Top                0.25   JACKPOT JEWELS                            457445
     IGT          Slant Top                0.25   RED, WHITE & BLUE                         457426
     IGT          Slant Top                0.25   RED, WHITE & BLUE(Harley)                 457425
     IGT          Slant Top                0.25   RED, WHITE & BLUE(Harley)                 457436
     IGT          Slant Top                0.25   RED, WHITE & BLUE(Harley)                 446933
     IGT          Slant Top                0.25   RED, WHITE & BLUE(Harley)                 457454
     IGT          Slant Top                0.25   RED, WHITE & BLUE(Harley)                 457413
     IGT          Slant Top                0.25   RED, WHITE & BLUE(Harley)                 457415
     IGT          Slant Top                0.25   RED, WHITE & BLUE(Harley)                 457452
     IGT          Slant Top                0.25   RED, WHITE & BLUE(Harley)                 457451
     IGT          Slant Top                0.25   RED, WHITE & BLUE(Harley)                 457409
     IGT          Slant Top                0.25   RED, WHITE & BLUE(Harley)                 457466
     IGT          Slant Top                0.25   RED, WHITE & BLUE(Harley)                 457463
     IGT          Slant Top                0.25   RED, WHITE & BLUE(Harley)                 457467
     IGT          Slant Top                0.25   VOLCANO                                   457442
     IGT          Slant Top                0.25   VOLCANO                                   457441
     IGT          Slant Top                0.25   WILD CHERRY                               457440
     IGT          Slant Top                0.25   WILD STAR                                 457447
     IGT          Slant Top                 0.5   4TH OF JULY                               457453
     IGT          Slant Top                 0.5   DBL DIAMOND DELUXE                        446934
     IGT          Slant Top                 0.5   DBL JACKPOT HAYWIRE                       457437
     IGT          Slant Top                 0.5   DOUBLE DIAMOND                            446932
     IGT          Slant Top                 0.5   DOUBLE DIAMOND                            446931
     IGT          Slant Top                 0.5   DOUBLE DIAMOND                            457403
     IGT          Slant Top                 0.5   DOUBLE WILD CHERRY                        457438


     IGT          Slant Top                 0.5   DOUBLE WILD CHERRY                        457414
     IGT          Slant Top                 0.5   HAYWIRE                                   457461
     IGT          Slant Top                 0.5   JACKS OR BETTER                           456869
     IGT          Slant Top                 0.5   JACKS OR BETTER                           456868
     IGT          Slant Top                 0.5   JACKS OR BETTER                           456867
     IGT          Slant Top                 0.5   JACKS OR BETTER                           456866
     IGT          Slant Top                 0.5   RED, WHITE & BLUE                         457448
     IGT          Slant Top                 0.5   RED, WHITE & BLUE                         457464
     IGT          Slant Top                 0.5   WILD CHERRY                               457405
     IGT          Slant Top                 0.5   WILD STAR                                 457412
     IGT          Slant Top                 0.5   WIN, PLACE, OR SHOW                       457423
     IGT          Slant Top                   1   4TH OF JULY                               457462
     IGT          Slant Top                   1   BLACKJACK                                 457411
     IGT          Slant Top                   1   DBL DIAMOND DELUXE                        457435
     IGT          Slant Top                   1   DBL DOLLAR STYLE DBL                      457456
     IGT          Slant Top                   1   DBL JACKPOT HAYWIRE                       457408
     IGT          Slant Top                   1   DOUBLE BLACK TIE                          457457
     IGT          Slant Top                   1   DOUBLE DIAMOND                            457402
     IGT          Slant Top                   1   DOUBLE DIAMOND                            457401
     IGT          Slant Top                   1   DOUBLE DIAMOND                            457400
     IGT          Slant Top                   1   DOUBLE MANIA                              457455
     IGT          Slant Top                   1   DOUBLE WILD CHERRY                        457439
     IGT          Slant Top                   1   DOUBLE WILD CHERRY                        457410
     IGT          Slant Top                   1   GOLD MOUNTAIN                             457444
     IGT          Slant Top                   1   GOLD, SILVER & BRONZ                      457421
     IGT          Slant Top                   1   HAYWIRE                                   457406
     IGT          Slant Top                   1   HAYWIRE                                   457407
     IGT          Slant Top                   1   JACKPOT JEWELS                            457446
     IGT          Slant Top                   1   JACKPOT JEWELS                            457465
     IGT          Slant Top                   1   RED, WHITE & BLUE                         457427
     IGT          Slant Top                   1   RED, WHITE & BLUE                         457399
     IGT          Slant Top                   1   RED, WHITE & BLUE                         457398
     IGT          Slant Top                   1   TRIPLE JACKPOT                            457458
     IGT          Slant Top                   1   WILD CHERRY                               457460
     IGT          Slant Top                   1   WILD CHERRY                               457459
     IGT          Slant Top                   1   WILD CHERRY                               457404
     IGT          Slant Top                   1   WIN, PLACE OR SHOW                        457424

     IGT          Slant Top Poker             1   BONUS POKER                               456865
     IGT          Slant Top Poker             1   BONUS POKER                               456864
     IGT          Slant Top Poker             1   BONUS POKER                               456863
     IGT          Slant Top Poker             1   BONUS POKER                               456862
     IGT          Upright                  0.25   JACKS OR BETTER                           467125
     IGT          Upright                  0.25   JACKS OR BETTER                           467124
     IGT          Upright                  0.25   JACKS OR BETTER                           467123
     IGT          Upright                  0.25   JACKS OR BETTER                           467122
     IGT          Upright                     1   JACKS OR BETTER                           467120
     IGT          Upright                     1   JACKS OR BETTER                           467119
     IGT          Upright                     1   JACKS OR BETTER                           467118
     IGT          Upright Poker            0.25   BONUS POKER                               467142
     IGT          Upright Poker            0.25   BONUS POKER                               467141
     IGT          Upright Poker            0.25   BONUS POKER                               467140
     IGT          Upright Poker            0.25   BONUS POKER                               467139
     IGT          Upright Poker            0.25   BONUS POKER                               467138
     IGT          Upright Poker            0.25   BONUS POKER                               467137
     IGT          Upright Poker            0.25   BONUS POKER                               467136
     IGT          Upright Poker            0.25   BONUS POKER                               467098
     IGT          Upright Poker            0.25   BONUS POKER                               467135
     IGT          Upright Poker            0.25   BONUS POKER                               467134
     IGT          Upright Poker            0.25   BONUS POKER                               467101
     IGT          Upright Poker            0.25   BONUS POKER                               467100
     IGT          Upright Poker            0.25   BONUS POKER                               467099
     IGT          Upright Poker            0.25   BONUS POKER                               467097
     IGT          Upright Poker            0.25   DUECES JOKER POKER                        467131
     IGT          Upright Poker            0.25   DUECES JOKER POKER                        467130
     IGT          Upright Poker            0.25   DUECES JOKER POKER                        467133
     IGT          Upright Poker            0.25   DUECES JOKER POKER                        467132
     IGT          Upright Poker            0.25   JOKER POKER                               467109
     IGT          Upright Poker            0.25   JOKER POKER                               467108
     IGT          Upright Poker            0.25   JOKER POKER                               467107
     IGT          Upright Poker            0.25   JOKER POKER                               467106
     IGT          Upright Poker            0.25   JOKER POKER                               467105
     IGT          Upright Poker            0.25   JOKER POKER                               467104
     IGT          Upright Poker            0.25   JOKER POKER                               467103
     IGT          Upright Poker            0.25   JOKER POKER                               467102
     IGT          Upright Poker            0.25   JOKER POKER                               467117
     IGT          Upright Poker            0.25   JOKER POKER                               467116
     IGT          Upright Poker            0.25   JOKER POKER                               467115
     IGT          Upright Poker            0.25   JOKER POKER                               467114

     IGT          Upright Poker            0.25   JOKER POKER                               467113
     IGT          Upright Poker            0.25   JOKER POKER                               467112
     IGT          Upright Poker            0.25   JOKER POKER                               467111
     IGT          Upright Poker            0.25   JOKER POKER                               467110
     IGT          Upright Poker               1   DUECES WILD POKER                         467129
     IGT          Upright Poker               1   DUECES WILD POKER                         467128
     IGT          Upright Poker               1   DUECES WILD POKER                         467127
     IGT          Upright Poker               1   DUECES WILD POKER                         467126
     IGT          Upright Poker               1   JACKS OR BETTER                           467121
     IGMA         Round Top                0.25   SILVER STRIKE                           77000095
     IGMA         Round Top                   1   SILVER STRIKE                           77000076
     WMS          16" Upright Reel         0.25   HIGH SPEED CHASE                          821000
     WMS          16" Upright Reel         0.25   HIGH SPEED CHASE                          820999
     WMS          16" Upright Reel         0.25   HIGH SPEED CHASE                          820998
     WMS          16" Upright Reel         0.25   HIGH SPEED CHASE                          820997
     WMS          16" Upright Reel         0.25   PIGGY BANKIN'                             821017
     WMS          16" Upright Reel         0.25   PIGGY BANKIN'                             821016
     WMS          16" Upright Reel         0.25   PIGGY BANKIN'                             821015
     WMS          16" Upright Reel         0.25   PIGGY BANKIN'                             821014
     WMS          16" Upright Reel         0.25   PIGGY BANKIN'                             821013
     WMS          16" Upright Reel         0.25   PIGGY BANKIN'                             821012
     WMS          16" Upright Reel         0.25   PIGGY BANKIN'                             821019
     WMS          16" Upright Reel         0.25   PIGGY BANKIN'                             821018
     WMS          9" Upright Reel          0.25   JITTERBUG                                 821002
     WMS          9" Upright Reel          0.25   JITTERBUG                                 821001
     WMS          9" Upright Reel          0.25   POWER SEVENS                              821009
     WMS          9" Upright Reel          0.25   POWER SEVENS                              821008
     WMS          9" Upright Reel          0.25   REEL EM' IN                               821006
     WMS          9" Upright Reel          0.25   REEL EM' IN                               821005
     WMS          9" Upright Reel          0.25   REEL EM' IN                               821007
     WMS          9" Upright Reel          0.25   TRIPLE BONUS                              821010
     WMS          9" Upright Reel          0.25   TRIPLE BONUS                              821011
     WMS          9" Upright Reel          0.25   WILD & LOOSE                              821004
     WMS          9" Upright Reel          0.25   WILD & LOOSE                              821003
     WMS          Round Top                0.25   JACKPOT STAMPEDE                          820996
     WMS          Round Top                0.25   JACKPOT STAMPEDE                          820994
     WMS          Round Top                0.25   JACKPOT STAMPEDE                          820993
     WMS          Round Top                0.25   JACKPOT STAMPEDE                          820991
     WMS          Round Top                0.25   JACKPOT STAMPEDE                          820990
     WMS          Round Top                0.25   JACKPOT STAMPEDE                          820992
     WMS          Round Top                0.25   JACKPOT STAMPEDE                          820995


August 12, 1997

                                             QUEEN OF THE RED
                                              WARRANTY ITEMS

ITEM                                        SERIAL/MODEL #                      WARRANTY
----------------------------------------------------------------------------------------
Fluke Model #87                     SR# 63130781                                3 Yr.
Fluke Model #97                     SR# DM6273045                               3 Yr.
Dewalt Jig Saw                      SR# DW321                                   Exp. 8/98
Rigid Drain Cleaner                 SR# 94C76374 Mod. K-38-1                    Lifetime
Rigid Drain Cleaner                 SR# J95-88653 Mod. K-38B-1 Lifetime
Rigid Drain Cleaner                 SR# VV-296957 Mod. K-375   Lifetime
Rigid Pipe Threader                 SR# 12R                                     Lifetime
Rigid H.D. Pipe Cutter              SR# 2-A                                     Lifetime
90% off all hand tools                                                          Lifetime
Porter Polisher                     SR# 02402487932 Mod. 7401                   8/98
FWD Rescue Boat Winch               Mod. DLB2500                                6/2000
All A/C Chiller Unit Compressors                                       5 Yr. from start
Teel Potable Water Pressure Tank    Mod. SP230                                  8/98
AEVAD/Music System                                                     1 Yr. from Install


EQUIPMENT - QUEEN OF THE RED
BRIDGE
15      GP350 hand held radios                                  9405.00
15      spare batteries                                         1440.00
 2      6 bank batter                                            756.00
 3      desks                                                    725.00
 3      file cabinets                                            882.00
 3      book cases                                               486.00
 3      chairs                                                   570.00
 1      computer , monitor, and printer with fax modem         3,500.00
 8      glass frame cases for certificates
 1      TV                                                       200.00
 Bridge tools
        62 - pc tool set                                         456.00
        Emergency equipment locker                               133.80
 2      Spare 1\ 2"x 75' fire hose                               396.00
 1      Navy nozzle 1 1\ 2"                                      225.00
 2      Spare 2 1\ 2"x 75' fire hose                             500.00
 1      Navy nozzle 2 1\ 2"                                      300.00
 2      Y gate 2 1\ 2'x 1 1\ 2"x 1 1\ 2"                         240.00

        First aid kit
 2      15lb Co2 extinguishers                                   214.00
 2      5lb dry chemical extinguishers                            40.00
 2      10lb dry chemical extinguishers                           75.00
 2      20lb dry chemical extinguishers                          125.00

BOS'N LOCKER
 6      6'x 48" metal stock shelves                            1,341.00
 1      16 gal wet vac                                           177.00
 1      6 gal wet vac                                             81.55
 2      mop buckets and ringers                                  233.40
        Light bulb inventory                                     400.00
        Housekeeping supplies                                    400.00
 2      Castex back pac vacuums                                  900.00
 1      High volume air circulator                               584.00
 3      6'x 48"x 24" metal
        stock shelves                                            723.75
 2      4x5 locker room lockers                                  728.50
 2      4' metal stock shelves                                   678.00
 1      up right vacuum cleaner                                  575.00
 1      hand truck                                               291.00
 1      platform truck                                           255.75
 1      wet floor signs                                          125.00

HOLD BREAK ROOM
 1      TV                                                   260.00
 4      metal cabinets                                       535.20
 1      coffee machine                                        N\C
 1      tea machine                                           N\C
 2      lemonade dispensers                                   N\C
 1      water cooler                                          N\C
10      water bottle's                                        50.00
 5      Tables                                               480.00
 5      glass frame cases                                    525.00
24      chairs                                               800.00
 1      portable air conditioner                            3785.00
 1      4' ladder                                            137.25
 1      6' ladder                                            186.50
 1      8' ladder                                            249.50
 1      10' ladder                                           271.75
 1      12 ladder                                            333.75
 4      File cabinets                                       1176.00
 2      8 shelf metal parts bin                              418.00
 2      5.25hp shop vac.                                     864.00
 1      refrigerator                                         698.00
 1      microwave                                            200.00
 1      water cooler                                           NC
 3      Curtis cabinets                                      230.30
 2      30 gal. metal Trash cans                              47.00
 1      45 gal. Metal oil rag can                            160.00
 2      28 draw parts cabinets                               124.82
 1      drill bit cabinet                                     71.67
 1      24"x 34" x12" pipe bin                               149.00
 1      30"x 36" x 22" pipe cabinet                          165.00
 2      42"x 36" x 12 book shelf                             162.00
 1      desk                                                 241.00
 3      chairs                                               570.00
 1      TV                                                   200.00
 1      coffee machine                                          NC
 1      6 bank battery charger                               378.00
 2      8" bench vises                                       520.00
 2      8" bench grinders                                    480.00
 1      portable compress air tank                            59.00

TOOLS complete 400 pc master
tool set with top chest and
roller cabinet                                             6,112.00
 1      Oilers desk                                          241.00
 2      chairs                                               190.00
 1      personal locker for electrical parts                 194.00


 1      30 gal metal trash can                                47.00
 1      84x38x12 metal parts shelf                           296.78
 4      34x41x24 metal parts shelf                           688.00
 1      work bench 36"x126"x34"                              780.00
 2      spools of 12/ 3 marine grade wire                    720.00
 1      wire rack 100" x 44"                                 120.00
 2      chain falls 1 ton each                               466.00
 2      1 ton come-a-long                                    230.00
 1      Cutting torch with bottles                           464.00
 1      arc welding machine                                  380.00
        80' welding cable extension                          168.80
 100    LB welding rods                                      160.00
 1      welders shield                                        49.00
 1      set welding goggles                                    8.49
 2      set welding gloves                                    52.00
 1      welding apron                                         48.00
 2      safety shields                                        34.00
 12     pair safety glasses                                  46.56
 4      ear protectors                                       152.00
 6      mask gas respirators                                 828.00
 6      toilet bowl gaskets                                   41.00
 1      3500 psi power washer                               5800.00
 2      floor blowers                                        846.00
 3      lanterns battery                                      20.00
 3      lanterns lights                                       69.00
 3      mag lights                                            75.00
 1      case batteries                                        28.00
 3      fluorescent                                          261.00
 5      50' extension cords                                  180.00
 4      6 outlet power strips                                246.00
 1      roll fire cloth                                       69.00
 1      roll rubber banding                                   43.00
 3      bandit tools.                                        792.00
 3      plastic tool boxes                                   120.00
 4      hoisting straps                                       80.00
 4      air hoses 50'                                        128.00
 2      rolls gasket material                                 85.00
 8      rolls aluminum tape                                  103.00
 Air filter primary and secondary inventory                 1200.00
 6      lube oil funnels                                      96.00
 2      Jabsco pumps                                         586.00
 1      battery fill canisters                                19.41
 1      battery tester                                       230.00
 1      black and decker angle grinder                       168.00
 2      wash down guns                                       100.00
 1      fuel sounding tape                                    50.00

 2      small tubing cutters                                25.00
 2      large tubing cutters                                48.00
 1      tubing flare kit                                   104.00
 1      complete drill bit set                             259.00
 1      I.D and O. D. calipers                              89.00
 1      number stamp kit                                    42.00
 1      letter stamp kit                                    48.00
 2      Milwaukee 12v drills with chargers                 498.00
 1      air die grinder                                    109.00
 1      electric tin snips                                 269.00
 1      1 / 2 " air impact                                 169.00
 1      hole saw kit                                       129.00
 1      combustible gas detector gage                      243.00
 1      40pc tap and die set                               114.45
 2      rivet gun sets                                     100.00
 1      o ring kit                                          36.95
 1      nitrogen charge gage kit                           549.00
 1      Thomas a Betts wire tie tool                        49.00
 3      Buchanan crimper tool                               65.25
 1      heat gun                                            69.00
 1      4 1/ 2" disc grinder                               149.00
 1      jig saw                                            172.00
 1      1/ 2 drill                                         151.75
 1      3/ 8 " drill                                       126.75
 1      Pipe threading kit and cutters                     571.00
 1      supper saws all                                    209.00
 2      pipe and drain cleaners                            640.00
 1      electric impact gun                                288.00
 2      pairs insulated electrician gloves                 280.00
 2      grease guns                                         36.00
 3      voltage testers                                     54.00
 3      wire tracers                                       263.00
 1      Rox-blox puller                                    269.00
 Rox-blox inventory                                        900.00
 1      magnehelic gage                                    168.00
 1      dial indicator with magnetic stand                 289.00
 1      battery Hydrometer                                  18.00
 1      biddle megger with case                            850.00
 1      model 97 fluke scope meter with case              1890.00
 2      model 87 fluke multi meter                         670.00
 1      analog amp meter                                    90.00
 2      amp probes with case                               536.00
 1      soldering gun                                       40.00
 1      soldering iron                                      29.00
 1      tape label gun                                      22.60
 1      hole punch set                                      89.00


 1      air fitting kit                                     59.95
 2      nut and bolt gages                                  17.99
 bolts, nuts, washers & screws assortments               1,391.00
 pipe fitting inventory                                    625.00
 wire hangers and studs                                    250.00
 Racor fuel filtration sys.                              4,600.00
 Engine filter inventory                                   800.00
 Engine oil inventory                                      480.00
 fuel inventory                                          8,500.00
 other lubricants                                          120.00
 Misc. Electrical supplies                                1500.00

HURRICANE DECK
2      75'x 5\ 8" garden hose                               55.00

TEXAS DECK
2     75'x5\8" garden hose                                  55.00
1      12'    Fiberglass ladder                            333.75
1      16'    Fiberglass ladder                            551.22
LOUISIANA DECK
2     75'x 5\ 8"  garden hose                               55.00
1      12'     Fiberglass ladder                           333.75
1      16      Fiberglass ladder                           551.22

ARKANSAS DECK
2     75'x 5 \ 8"  garden hose                              55.00
 1   12'  Fiberglass ladder                                333.75
1     16'  Fiberglass ladder                               551.22


                                   EXHIBIT 1.2

                            CERTIFICATE OF FORMATION
                                       OF
                           HORSESHOE VICKSBURG CASINO, L.L.C.


         This Certificate of Formation is being executed as of , 1997, for the purpose of forming a limited liability company pursuant to the Mississippi Limited Liability Company Act, Miss. Code Ann. Section 79-29-201.

         The undersigned, being duly authorized to execute and file this Certificate, does hereby certify as follows:

         1. Name. The name of the limited liability company is Horseshoe Vicksburg Casino, L.L.C. (the "Company").

         2. Registered Office and Registered Agent. The Company's registered office in the State of Mississippi is located at 200 North Congress Street, Suite 310, Jackson, MS 39202. The registered agent of the Company for service of process at such address is Scott Andress, Esq. of Eaton & Cottrell.

         3. Date of Dissolution. The Company will automatically dissolve December 31, 2047 or at such earlier time as specified in its Limited Liability Company Agreement or under applicable law.

         4. Manager. The Company has a Manager and the business and affairs of the Company shall be managed by or under the direction of the Manager. No member of the Company, by reason of its status as such, shall have any right or authority to act for or bind the Company.

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Formation as of the day and year first above written.






                                         --------------------------------------
                                         Name:
                                              ---------------------------------

                                         Title:
                                               ---------------------------------

                                EXHIBIT 5.4(a)(i)

         Assignment and Assumption Agreement - Lady Luck

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement"), dated as of ___________, 1997 is entered into by and among Horseshoe Vicksburg Casino, LLC, a Mississippi limited liability company (the "Company") and Lady Luck Vicksburg, Inc., a Mississippi corporation ("Lady Luck")

         WHEREAS, pursuant to the terms of that certain Contribution and Sale Agreement, dated as of _________, 1997 (the "Contribution Agreement") by and among Lady Luck, and Horseshoe Gaming, LLC, a Delaware corporation, Lady Luck is contributing the Lady Luck Contributed Assets in exchange for an interest in the Company;

         WHEREAS, pursuant to the Contribution Agreement, Lady Luck is assigning to the Company all of its rights under various approvals relating to the Lady Luck Contributed Assets;

         WHEREAS, pursuant to the terms of the Contribution Agreement, the Company is assuming certain liabilities and obligations of Lady Luck relating to the Lady Luck Contributed Assets;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby, subject to the terms hereof and of the Contribution Agreement, covenants and agrees as follows:

         1. Definitions. All terms used herein shall have the meanings assigned to them in the Contribution Agreement, unless otherwise defined herein.

         2. Assignment. Lady Luck does hereby assign, transfer and convey to the Company all of its rights, title and interest in and to all Property Approvals, including all transferable warranties and guarantees with respect to the Lady Luck Contributed Assets.

         3. Assumption. The Company hereby assumes and agrees to pay, perform and discharge, when due, all of the obligations and liabilities relating to (a) the Property Approvals which arise after the Closing Date, and (b) the Lady Luck Permitted Liabilities, other than the Losses subject to indemnification by Lady Luck under Section 9.1 of the Contribution Agreement (collectively, the "Assumed Liabilities").

         4. Excluded Liabilities. Anything to the contrary herein notwithstanding, the Company shall not assume or agree to pay, perform or discharge any liabilities of Lady Luck other than the Assumed Liabilities.

         5. Contest. Nothing in the Contribution Agreement shall preclude or prohibit the Company from contesting in good faith the legality, validity or enforceability of the Assumed Liabilities.

         6. No Third Party Beneficiaries. No person or entity other than Lady Luck and the Company and their respective successors shall be permitted to bring any action to enforce any provision of this Agreement against any of the parties hereto.

         7. Interpretation. In the event of any conflict or inconsistency between the terms, provisions and conditions of this Agreement and the Contribution Agreement, the terms, provisions and conditions of the Contribution Agreement shall govern.

         8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute a single agreement.

         9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF MISSISSIPPI, WITHOUT GIVING EFFECT TO PROVISIONS THEREOF REGARDING CONFLICT OF LAWS.

         IN WITNESS WHEREOF, the Company and Lady Luck have executed this Assignment and Assumption Agreement as of the date first above written.


                           LADY LUCK VICKSBURG, INC.

                           By:________________________
                              Name:
                              Title:


                           HORSESHOE VICKSBURG CASINO, LLC

                           By:________________________
                              Name:
                              Title:

                               EXHIBIT 5.4(a)(iii)

                                  BILL OF SALE

                  This Bill of Sale (this "Bill of Sale") is made by Lady Luck Vicksburg, Inc., a Mississippi corporation ("Lady Luck") and given to Horseshoe Vicksburg Casino LLC, a Mississippi limited liability company (the "Company").

                  For the consideration set forth in Section 1.1(a) of that certain Contribution and Sale Agreement dated as of July __, 1997 (the "Agreement") by and among, Lady Luck and Horseshoe Gaming, LLC, a Delaware limited liability company ("Horseshoe"), and Section 5.2 of the Limited Liability Company Agreement of the Company, dated July __, 1997 between Lady Luck and Horseshoe, Lady Luck hereby sells, conveys, transfers, assigns and delivers to the Company all right, title and interest in and to the assets listed in Exhibit A hereto (the "Assets").

                  Pursuant to the Agreement, Lady Luck has, among other things, made certain representations and warranties with respect to the ownership of the Assets.

                  Subject to the terms and conditions of the Agreement, Lady Luck hereby constitutes and appoints the Company and its successors and assigns as Lady Luck's true and lawful attorney in fact to demand and receive, in Lady Luck's stead, and on behalf of and for the benefit of Lady Luck, its successors and assigns, any and all of the Assets and to give receipts and releases for and in respect to the same and any part thereof, and from time to time to institute and prosecute in Lady Luck's name or otherwise for the benefit of the Company, its successors and assigns any and all proceedings at law, in equity or otherwise, which Company, its successors and assigns may deem proper for the collection or reduction to possession of any of the Assets or for the collection and enforcement of any claim or right of any kind hereby sold, conveyed, transferred, assigned and delivered or intended so to be, and to do all acts and things in relation to the Assets which the Company, its successors and assigns, shall deem desirable; Lady Luck hereby declaring that the foregoing powers are coupled with an interest and are not and shall not be revocable by Lady Luck in any manner for any reason whatsoever.

                  After the date hereof, Lady Luck shall promptly forward to the Company all mail, telegrams and other communications, and all express or other packages, addressed to Lady Luck or its agents to the extent the same relate to the Assets.

                  From time to time after the date hereof, at the request of the Company, Lady Luck shall, without consideration, deliver such further instruments of transfer and shall take such other action as Lady Luck may reasonably request in order to convey more effectively any of the Assets transferred hereunder to the Company.

                  This Bill of Sale is being executed and delivered by Lady Luck as of the date set forth below pursuant to the terms of the Agreement.

          Executed at __________________, this __th day of July, 1997.


                                        LADY LUCK VICKSBURG, INC.
                                        a Mississippi corporation
                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                               EXHIBIT 5.4(a)(iv)



                        CERTIFICATE OF NON-FOREIGN STATUS



         The undersigned, on behalf of Lady Luck Vicksburg, Inc., a Mississippi corporation ("Lady Luck"), being first duly sworn on oath, under the penalty of perjury, hereby certifies as follows:

         1. Section 1445 of the Internal Revenue Code of 1986, as amended, provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.

         2. Lady Luck is the owner of certain property located in Vicksburg, Warren County, Mississippi (the "Owned Property"), which Owned Property is legally described on Exhibit A attached hereto.

         3. Lady Luck is assigning all of its right, title and interest in the Owned Property to Horseshoe Gaming, LLC, a Delaware limited liability company ("Horseshoe").

         4. Lady Luck is not a foreign person, foreign partnership, foreign trust, foreign estate or foreign person, as those terms are defined in the Internal Revenue Code of 1986, as amended, and the Income Tax Regulations promulgated thereunder (collectively the "Code"). The office of Lady Luck is 206 North Third Street, Las Vegas, Nevada 89101, Attention: Rory Reid, Esq.

         5. The United States taxpayer identification number of Lady Luck is
__________.

         6. This Affidavit is being given pursuant to Section 1445 of the Code to inform Horseshoe that withholding of tax is not required upon this disposition of a United States real property interest.

         7. Lady Luck understands that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

         Under penalties of perjury, the undersigned declares that the undersigned has examined this Affidavit and to the best of Lady Luck's knowledge and belief, it is true, correct and complete.

Dated:  _________, 1997

                             LADY LUCK VICKSBURG, INC., a Mississippi
                                 corporation

                             By:_______________________
                             Its:

                                EXHIBIT 5.4(b)(i)

                                  BILL OF SALE

                  This Bill of Sale (this "Bill of Sale") is made by Horseshoe Gaming LLC, a Delaware limited liability company ("Horseshoe") and given to Horseshoe Vicksburg Casino LLC, a Mississippi limited liability company (the "Company").

                  For the consideration set forth in Section 1.1(b) of that certain Contribution and Sale Agreement dated as of July __, 1997 (the "Agreement") by and among, Lady Luck Vicksburg, Inc., a Mississippi corporation ("Lady Luck") and Horseshoe, and Section 5.2 of the Limited Liability Company Agreement of the Company, dated July __, 1997 between Lady Luck and Horseshoe, Horseshoe hereby sells, conveys, transfers, assigns and delivers to the Company all right, title and interest in and to the assets listed in Exhibit A hereto (the "Assets").

                  Pursuant to the Agreement, Horseshoe has, among other things, made certain representations and warranties with respect to the ownership of the Assets.

                  Subject to the terms and conditions of the Agreement, Horseshoe hereby constitutes and appoints the Company and its successors and assigns as Horseshoe's true and lawful attorney in fact to demand and receive, in Horseshoe's stead, and on behalf of and for the benefit of Horseshoe, its successors and assigns, any and all of the Assets and to give receipts and releases for and in respect to the same and any part thereof, and from time to time to institute and prosecute in Horseshoe's name or otherwise for the benefit of the Company, its successors and assigns any and all proceedings at law, in equity or otherwise, which Company, its successors and assigns may deem proper for the collection or reduction to possession of any of the Assets or for the collection and enforcement of any claim or right of any kind hereby sold, conveyed, transferred, assigned and delivered or intended so to be, and to do all acts and things in relation to the Assets which the Company, its successors and assigns, shall deem desirable; Horseshoe hereby declaring that the foregoing powers are coupled with an interest and are not and shall not be revocable by Horseshoe in any manner for any reason whatsoever.

                  After the date hereof, Horseshoe shall promptly forward to the Company all mail, telegrams and other communications, and all express or other packages, addressed to Horseshoe or its agents to the extent the same relate to the Assets.

                  From time to time after the date hereof, at the request of the Company, Horseshoe shall, without consideration, deliver such further instruments of transfer and shall take such other action as Horseshoe may reasonably request in order to convey more effectively any of the Assets transferred hereunder to the Company.

                  This Bill of Sale is being executed and delivered by Horseshoe as of the date set forth below pursuant to the terms of the Agreement.

        Executed at __________________, this __th day of July, 1997.


                                       HORSESHOE GAMING LLC
                                       a Delaware limited liability
                                       company
                                       By:
                                          ------------------------------------
                                           Name:
                                           Title:

                               EXHIBIT 5.4(b)(ii)

                 Assignment and Assumption Agreement - Horseshoe

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Agreement"), dated as of ___________, 1997 is entered into by and among Horseshoe Vicksburg Casino, LLC, a Mississippi limited liability company (the "Company") and Horseshoe Gaming, LLC, a Delaware limited liability corporation ("Horseshoe")

         WHEREAS, pursuant to the terms of that certain Contribution and Sale Agreement, dated as of _________, 1997 (the "Contribution Agreement") by and among Horseshoe, and Lady Luck Vicksburg, Inc., a Mississippi corporation, Horseshoe is contributing the Horseshoe Contributed Assets in exchange for an interest in the Company;

         WHEREAS, pursuant to the Contribution Agreement, Horseshoe is assigning to the Company all of its rights under various contracts and approvals relating to the Horseshoe Contributed Assets;

         WHEREAS, pursuant to the terms of the Contribution Agreement, the Company is assuming certain liabilities and obligations of Horseshoe relating to the Horseshoe Contributed Assets;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby, subject to the terms hereof and of the Contribution Agreement, covenants and agrees as follows:

         1. Definitions. All terms used herein shall have the meanings assigned to them in the Contribution Agreement, unless otherwise defined herein.

         2. Assignment. Horseshoe does hereby assign, transfer and convey to the Company all of its rights, title and interest in and to all Vessel Contracts and Vessel Approvals, including all transferable warranties and guarantees with respect to the Horseshoe Contributed Assets.

         3. Assumption. The Company hereby assumes and agrees to pay, perform and discharge, when due, all of the obligations and liabilities relating to (a) the Vessel Contracts and Vessel Approvals which arise after the Closing Date, and (b) the Horseshoe Permitted Liabilities, other than the Losses subject to indemnification by Horseshoe under Section 9.1 of the Contribution Agreement (collectively, the "Assumed Liabilities").

         4. Excluded Liabilities. Anything to the contrary herein notwithstanding, the Company shall not assume or agree to pay, perform or discharge any liabilities of Horseshoe other than the Assumed Liabilities.

         5. Contest. Nothing in the Contribution Agreement shall preclude or prohibit the Company from contesting in good faith the legality, validity or enforceability of the Assumed Liabilities.

         6. No Third Party Beneficiaries. No person or entity other than Horseshoe and the Company and their respective successors shall be permitted to bring any action to enforce any provision of this Agreement against any of the parties hereto.

         7. Interpretation. In the event of any conflict or inconsistency between the terms, provisions and conditions of this Agreement and the Contribution Agreement, the terms, provisions and conditions of the Contribution Agreement shall govern.

         8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original but all of which together shall constitute a single agreement.

         9. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF MISSISSIPPI, WITHOUT GIVING EFFECT TO PROVISIONS THEREOF REGARDING CONFLICT OF LAWS.

         IN WITNESS WHEREOF, the Company and Horseshoe have executed this Assignment and Assumption Agreement as of the date first above written.


                           HORSESHOE GAMING, LLC

                           By:
                              -----------------------------------------
                              Name:
                              Title:


                           HORSESHOE VICKSBURG CASINO, LLC

                           By:
                              ----------------------------------------
                              Name:
                              Title:

                               SCHEDULE 2.1(d)(i)




1. Lady Luck is a Guarantor under that certain Indenture dated February 17, 1994, as amended and supplemented, by and among Lady Luck Gaming Finance Corporation ("LLGFC"), First Trust National Association, as Trustee, and certain subsidiaries of LLGFC named therein relating to the $173.5 million 11 7/8% First Mortgage Notes due 2001 issued by LLGFC. Accordingly, substantially all of the Lady Luck Contributed Assets are currently subject to liens issued pursuant to such Indenture.

      Lady Luck has entered amendments to the Indenture to allow it to be effectuate the transactions contemplated hereby.

2. Those certain Exceptions listed on the Owner's Title Policy dated June 17, 1994 (Policy #25-0029-93-000073) issued by Chicago Title Insurance Company.

3. Those certain Exceptions listed on the Commitment for Title Insurance dated January 31, 1994 (Policy #94-13429-C) issued by First American Title Insurance Company

                               SCHEDULE 2.1(d)(ii)



None.

                               SCHEDULE 2.1(d)(v)



None.

                               SCHEDULE 2.1(d)(vi)



None.

                                 SCHEDULE 2.1(g)


Holly Grove Missionary Baptist Church, successor to Holly Grove Union Society vs. Lady Luck Vicksburg, Inc., Cause No. 94-0271 in the Chancery Court of Warren County, Mississippi.

The Plaintiff ("Holly Grove") owned approximately 1.5 acres of property in Vicksburg, Mississippi located completely within the boundaries of property owned by Lady Luck. It has been reportedly used as a cemetery since the early 1900's, with the last recorded burial occurring in 1945.

On July 31, 1994, Holly Grove filed suit seeking a court-ordered easement across Lady Luck's property claiming historical access to the cemetery by way of a "private roadway". Alternatively, they claim to enjoy a right to ingress and egress by virtue of a prescriptive easement. Holly Grove alleged that Lady Luck had denied them access to the cemetery, and also alleged that Lady Luck's construction activities were infringing upon the cemetery property, causing irreparable harm to the grave sites.

On August 22, 1994 Lady Luck filed its answer denying the substance of the Holly Grove's complaint. On September 6, 1994, the Court granted Holly Grove a preliminary injunction and directed Lady Luck to grant Holly Grove "reasonable access" to the landlocked property "so they may preserve, protect and maintain their cemetery." The order by its own terms expired thirty (30) days from issuance, but has twice been re-instated by the Court.

On or about June 14, 1997, Holly Grove conveyed ownership of the property to Mr. Martin Crevitt. Also, on July 1, 1997, the Court set a final hearing date of August 18, 1997 on Holly Grove's request for an easement across Lady Luck's property. As of this date there has been no substitution or addition of parties reflecting the new ownership.

                                Schedule 3.1(d)-1

                            Excluded Assets-Horseshoe


None

                                SCHEDULE 3.1(d)-2

              Permitted Liens and Permitted Liabilities - Horseshoe



Pursuant to

1. That certain Senior Secured Credit Facility Note Purchase Agreement, dated as of October 10, 1995, between Horseshoe Gaming, L.L.C. and Robinson Property Group Limited Partnership, and Yewdale Holding Limited, Hanwa American Corp., and debis Financial Services, Inc.; and

2. That certain Indenture, dated as of October 10, 1995, between Horseshoe Gaming, L.L.C. and U.S. Trust Company of California, N.A., Trustee.


Horseshoe Entertainment, a Louisiana limited partnership and a subsidiary of Horseshoe Gaming, L.L.C., has executed liens on the Horseshoe Contributed Assets in favor of Horseshoe Gaming, L.L.C., which in turn has assigned such liens to the lenders under the above referenced loan documents. All of such liens will be removed prior to the closing under the Contribution Agreement between Horseshoe Gaming, L.L.C., a Delaware limited liability company and Lady Luck Vicksburg,
Inc., a Mississippi corporation dated           , 1997.

                              SCHEDULE 3.1(d)(iii)

                                Permits-Horseshoe


         Horseshoe possesses no permits that may be required by the State of Mississippi. Horseshoe Entertainment, a subsidiary of Horseshoe which currently owns the Queen of the Red, holds the following permits with respect to the vessel.

--------------------------------------------------------------------------------
1. City of Bossier City, 1997 Alcoholic Beverage Permit, Low Alcoholic Content, issued to Horseshoe Casino (Riverboat), date issued 12/31/96.

--------------------------------------------------------------------------------
2. City of Bossier City, 1997 Alcoholic Beverage Permit, High Alcoholic Conent, issued to Horseshoe Casino (Riverboat), date issued 12/31/96.
--------------------------------------------------------------------------------
3. State of Louisiana, Office of Alcoholic Beverage Control Permit, issued to Horseshoe Riverboat Casino, date issued 10/23/96.
--------------------------------------------------------------------------------
4.                 Horseshoe Entertainment, Department of Army Permit, 10/20/93
--------------------------------------------------------------------------------
5. Horseshoe Entertainment, Certification of Compliance With Department of the Army Permit, dated 10/20/93.

--------------------------------------------------------------------------------

6. Horseshoe Entertainment, United States Army Corps of Engineers, Permit for Regulated Activities Associated with the Construction of a Terminal Building and Docking Facility for a Paddlewheel Riverboat Casino, dated 10/20/93.
--------------------------------------------------------------------------------
7. Horseshoe Entertainment, Caddo/Bossier Port Commission, Permit to Operate, dated 7/8/94.

--------------------------------------------------------------------------------
8. Horseshoe Entertainment, State of Louisiana, Department of Environmental Quality, Completion of Requirements for Water Quality Certification, re: Proposal for Horseshoe Entertainment to install pilings, mooring dolphins, access ramps, docking barges, and a terminal building and perform bank stabilization and dredging activities, dated 10/1/93.


--------------------------------------------------------------------------------

9. Horseshoe Entertainment, United States of America, Department of Transportation, United States Coast Guard, Certificate of Inspection, dated 8/12/94.

--------------------------------------------------------------------------------
10. Horseshoe Entertainment, Certificate of Final Approval for Riverboat Gaming Operations-Horseshoe Riverboat Casino, dated 7/9/94 and letter thereto, dated 7/25/94.

--------------------------------------------------------------------------------
11. Horseshoe Entertainment, State of Louisiana, Department of Health and Hospitals, Permit, dated 3/13/97.

--------------------------------------------------------------------------------
12.                Letter dated 7/9/97 from Arthur D. Darden, Naval
                   Architects and Marine Engineers to Marine Safety Office/US Coast Guard re: Proposed Changes to the Vessel's Lightship Weight and LCG Report and Changes to the Vessel's Fire Load Calculations.

--------------------------------------------------------------------------------
13. Changes to the Vessel's Lightship Weight and LCG - Summary of Results.

--------------------------------------------------------------------------------
14.               Changes to the Vessel's Fire Load Calculations.

--------------------------------------------------------------------------------

15.               State of Louisiana, Department of Health and
                  Hospitals/Office of Public Health, Permit to Operate 1997 and 1998.
--------------------------------------------------------------------------------
16.               US Coast Guard, Temporary Certificate of Inspection dated
                  8/3/97.
--------------------------------------------------------------------------------
17.               US Coast Guard, Certificate of Inspection, dated 8/6/96.
--------------------------------------------------------------------------------

18.               US Coast Guard, Certificate of Documentation.

19. Internal Memorandum re: Placement of Certificate and Conditions pursuant to the Certificate of Preliminary Approval.
--------------------------------------------------------------------------------
20.               Riverboat Gaming Division, Notice of Authorization.

21. Department of Transportation, United States Coast Guard, Vessel Certificate of Financial Responsibility, effective 7/8/97.
--------------------------------------------------------------------------------
22. Letter dated 3/6/96 from Bender Shipbuilding & Repair Co., Inc. to Arthur Darden Incorp. re: Keel Date for M/V Queen of the Red.

--------------------------------------------------------------------------------
23.               Revere Survival Products, Certificate re: Inflatable Life
                  Raft inspection and packing.


--------------------------------------------------------------------------------

24.               Tonage Certificate.


--------------------------------------------------------------------------------
25.               Oil Transfer Manual front page approval.

--------------------------------------------------------------------------------
26.               Emergency Evacuation Plan.


--------------------------------------------------------------------------------
27.               Ship/Aircraft Radio Station License.

--------------------------------------------------------------------------------
28.               Special Tax Stamp.

--------------------------------------------------------------------------------
29.               Station Bill.

--------------------------------------------------------------------------------
30. Lifesaving Signals, Helicopter Recovery Procedures and Breeches Buoy Instructions.

--------------------------------------------------------------------------------

                               SCHEDULE 3.1(d)(v)

                            Mechanics Liens-Horseshoe


None

                                 SCHEDULE 3.1(h)

                              Litigation-Horseshoe


                                      None.


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